                                                                   EXHIBIT 10.62


                        AGREEMENT FOR PURCHASE AND SALE
                                      OF
                2100 COLORADO AVENUE, SANTA MONICA, CALIFORNIA


                                 JUNE 16, 1997


                               _______________

                              TABLE OF CONTENTS
                              -----------------

                                                                               PAGE
                                                                               ----
ARTICLE I        BASIC DEFINITIONS............................................  -1-

ARTICLE II
                 PURCHASE AND SALE............................................  -3-
  Section 2.1  Purchase and Sale..............................................  -3-
  Section 2.2  Purchase Price.................................................  -3-
  Section 2.3  Buyer's Review and Seller's Disclaimer.........................  -3-
  Section 2.4  Permitted Title Exceptions.....................................  -5-

ARTICLE III
                 CONDITIONS PRECEDENT.........................................  -6-
  Section 3.1  Conditions.....................................................  -6-
  Section 3.2  Failure or Waiver of Conditions Precedent......................  -7-

ARTICLE IV
                 COVENANTS. WARRANTIES AND REPRESENTATIVES....................  -8-
  Section 4.1  Seller's Warranties and Representations........................  -8-
  Section 4.2  Seller's Covenants.............................................  -9-
  Section 4.3  Buyer's Warranties and Representations......................... -10-
  Section 4.4  Limitations.................................................... -10-
  Section 4.5  Seller's Certificate........................................... -11-
  Section 4.6  Indemnifications............................................... -11-
  Section 4.7  Completion of Seismic Retrofit Work............................ -12-

ARTICLE V        DEPOSIT...................................................... -12-

ARTICLE VI
                 ESCROW AND CLOSING .......................................... -13-
  Section 6.1  Escrow Arrangements............................................ -13-
  Section 6.2  Closing........................................................ -15-
  Section 6.3  Prorations..................................................... -15-
  Section 6.4  Other Closing Costs............................................ -16-

                              TABLE OF CONTENTS
                              -----------------
                                  (continued)

                                                                               PAGE
                                                                               ----
  Section 6.5  Further Documentation ......................................... -16-

ARTICLE VII

                 MISCELLANEOUS................................................ -17-
  Section 7.1  Damage or Destruction.......................................... -17-
  Section 7.2  Brokerage Commissions and Finder's Fees........................ -17-
  Section 7.3  Successors and Assigns......................................... -18-
  Section 7.4  Notices........................................................ -18-
  Section 7.5  Time........................................................... -19-
  Section 7.6  Possession..................................................... -19-
  Section 7.7  Incorporation by Reference..................................... -19-
  Section 7.8  No Deductions or Off-Sets...................................... -19-
  Section 7.9  Attorneys' Fees................................................ -19-
  Section 7.10  Construction.................................................. -19-
  Section 7.11  Governing Law................................................. -19-
  Section 7.12  Confidentiality............................................... -20-
  Section 7.13  Counterparts.................................................. -20-
  Section 7.14  Entire Agreement: Amendments.................................. -20-
  Section 7.15  Further Assurances............................................ -20-
  Section 7.16  Partial Invalidity............................................ -20-
  Section 7.17  Waivers....................................................... -21-
  Section 7.18  Damages....................................................... -21-

EXHIBIT A DISCLOSURE STATEMENT
EXHIBIT B INSPECTION LETTER
EXHIBIT C LIST OF CONTRACTS AND WARRANTIES
EXHIBIT D PROPERTY DESCRIPTION
EXHIBIT E DEED
EXHIBIT F BILL OF SALE
EXHIBIT G ASSIGNMENT OF LEASES AND INTANGIBLE PROPERTY
EXHIBIT H DUE DILIGENCE MATERIALS
EXHIBIT I ESCROW AGREEMENT
EXHIBIT I FORM OF SONY ESTOPPEL
EXHIBIT K FORM OF DEVELOPMENT AGREEMENT ESTOPPEL
EXHIBIT L FORM OF MTA LEASE ESTOPPEL
EXHIBIT M FORM OF THETFORD ASSIGNMENT

                        AGREEMENT FOR PURCHASE AND SALE
                                      OF
                2100 COLORADO AVENUE, SANTA MONICA, CALIFORNIA

          THIS AGREEMENT FOR PURCHASE AND SALE OF 2100 COLORADO AVENUE, SANTA MONICA, CALIFORNIA ("Agreement") is made and entered into as of June 16, 1997, by and between Santa Monica Number Seven Associates L.P., a Delaware limited partnership ("Seller"), and Kilroy Realty L.P., a Delaware limited partnership ("Buyer").

                                   RECITALS
                                   --------

          A. Seller owns certain improved real property consisting of an office building commonly known as the Sony Building and located at 2100 Colorado Avenue, Santa Monica, California, together with associated tangible and intangible personal property.

          B. Buyer desires to purchase from Seller and Seller desires to sell to Buyer, subject to the terms and conditions contained in this Agreement, the foregoing real property and any and all associated tangible and intangible personal property owned by Seller.

                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, Buyer and Seller do hereby agree as follows:

                                   ARTICLE I
                               BASIC DEFINITIONS
                               -----------------


     For purposes of this Agreement, and in addition to the other terms defined in this Agreement, each of the following terms, when used with an initial capital letter, shall have the following meaning:

          CC&R's. The term "CC&R's" shall mean that certain Second Declaration
          -------
of Protective Covenants, Conditions and Restrictions and Reciprocal Easement Agreement for the Arboretum dated as of November 8, 1994 and recorded November 23, 1994 as Instrument No. 94-2115484 of the Official Records of Los Angeles County, as amended by that certain First Amendment to Second Declaration of Protective Covenants, Conditions and Restrictions and Reciprocal Easement Agreement for the Arboretum dated December 5, 1994 and recorded May 2, 1995 as Instrument No. 95-717712 in the Official Records of Los Angeles County.

          Closing Date. The term "Closing Date" shall mean June 24, 1997, or
          -------------
another date approved in writing by both Buyer and Seller. For purposes of this Agreement, the Closing Date shall be deemed to have occurred on the date of the recordation of the Deed and payment of the Purchase Price to Seller.

          Contract Period. The term "Contract Period" shall mean the period from
          ----------------
the date of this Agreement through and including the Closing Date.

          Development Agreement. The term "Development Agreement" shall mean
          ----------------------
that certain Development Agreement affecting the Property dated December 16,1987 and recorded December 17, 1987 as Instrument No. 87-1996737 in the Official Records of Los Angeles County, as amended by (i) Amendment No. 1 to Development Agreement dated December 28,1988 and recorded January 5,1989 as Instrument No. 89-15234 in the Official Records of Los Angeles County, (ii) an Assignment and Assumption Agreement dated February 22, 1989 and recorded February 22, 1989 as Instrument No. 89-282004 in the Official Records of Los Angeles County, and
(iii) Amendment No. 2 to Development Agreement dated March 16,1995 and recorded April 11,1995 as Instrument No. 95-504419 in the Official Records of Los Angeles County.

          Disclosure Statement. The term "Disclosure Statement" shall mean the
          ---------------------
statement set forth as Exhibit A to this Agreement.
                       ---------

          Estoppel Certificate. The term "Estoppel Certificate" shall have the
          ---------------------
meaning set forth in Section 3.1(a)(iii).

          Inspection Period. The term "Inspection Period" shall mean the period
          ------------------
commencing on the date of this Agreement and ending at [5pm] Pacific Time on [June 24], 1997, subject to extension as may be approved in writing by both Buyer and Seller or extended pursuant to Section 2.3(c) below; provided that the Inspection Period may end earlier at Buyer's election upon delivery by Buyer to Seller of the Inspection Letter (representing the conclusive waiver by Buyer of any further Inspection Period). RN
                                 --

          Inspection Letter. The term "Inspection Letter" shall mean a letter
          ------------------
in the form attached as Exhibit B to this Agreement, to be delivered by Buyer to
                        ---------
Seller on or prior to the close of the Inspection Period pursuant to Section 3.2 below.

          Intangible Property. The term "Intangible Property" shall mean
          --------------------
Seller's rights and interests in: (a) any and all transferable or assignable permits, building plans and specifications, certificates of occupancy, operating permits, sign permits, development rights and approvals, certificates, licenses, warranties and guarantees, trade names, service marks, engineering, soils, pest control and other reports relating to the Property, tenant lists, advertising materials, and telephone exchange numbers identified with the Property; (b) all maintenance, service and other operating contracts), equipment leases and other arrangements or agreements to which Seller is a party affecting the ownership, repair, maintenance, management, leasing or operation of the Property, not terminated pursuant to Section 4.2(c) including, without limitation, the contracts and warranties listed on Exhibit C hereto; (c) all other transferable
                                   ---------
intangible property, miscellaneous
rights, benefits or privileges of any kind or character with respect to the Property; (d) Seller's rights (but reserving to Seller any indemnification rights of Seller) under the Development Agreement and the CC&R's; and (e) all rights, claims or remedies of seller against Dimitry Vergun arising with respect to the Retrofit Work.

          MTA Lease. The term "MTA Lease" shall mean that certain Commercial
          ----------
Lease dated March 12, 1979, between the Metropolitan Transit Authority of Los Angeles ("MTA"),as successor-in-interest to Southern Pacific Transportation Company, a Delaware corporation, and Seller, as successor-in-interest to Santa Monica Lowe Partners, L.P.,a Delaware limited partnership.

          Personal Property. The term "Personal Property" shall mean all
          ------------------
furniture, furnishings, trade fixtures, building systems and equipment (including, without limitation, HVAC, security and life safety systems) and other tangible personal property owned by Seller that is located at and used in connection with the operation of the Real Property.

          Property. The term "Property" shall mean the Real Property, Seller's
          ---------
interest in the MTA Lease, the Thetford Agreement, the Sony Lease, the Personal Property located on and used in connection with the Real Property and the Intangible Property that pertains to the Real Property.

          Real Property. The term "Real Property" shall mean that certain real
          --------------
property (including, without limitation, any and all improvements thereon, all easements and rights appurtenant thereto, all strips and gores of land owned by Seller and adjacent thereto and any interest of Seller in the SMNSA Garage and the other improvements on the adjacent Lot 6) commonly known as the Sony Building and situated at 2100 Colorado Avenue, Santa Monica, California, the land component of which is legally described in Exhibit D attached to this
                                                ---------
Agreement.

          Seller's Knowledge.  The term "Seller's Knowledge" shall have the
          -------------------
meaning set forth in Section 4.1 below.

          Sony. The term "Sony" shall mean Sony Music Entertainment Inc., a
          -----
Delaware corporation.

          Sony Lease. The term "Sony Lease" shall mean that certain Office
          -----------
Lease by and between Seller, as landlord, and Sony, as tenant, dated to be effective as of January 1, 1997, together with a Guaranty of Lease executed by Sony Corporation of America and dated as of January 1, 1997.

          Thetford Agreement. The term "Thetford Agreement" shall mean that
          -------------------
certain Wastewater Treatment Agreement dated August 21,1991 between Thetford Systems, Inc., a Michigan corporation and Seller, as successor-in-interest to Santa Monica Lowe Partners, a Delaware limited partnership.

          Title Company. The term "Title Company" shall mean Chicago Title
          --------------
Insurance Company, whose address is 700 South Flower Street, Suite 900, Los Angeles, California 90017; Attn: Nate Glover (telephone no. 213 488-4361).

                                  ARTICLE II
                               PURCHASE AND SALE
                               -----------------

     Section 2.1 Purchase and Sale. Seller agrees to sell the Property to Buyer,
                 ------------------
and Buyer agrees to purchase the Property upon all of the terms, covenants and conditions set forth in this Agreement.

     Section 2.2 Purchase Price. The purchase price for the Property (the
                 ---------------
"Purchase Price") shall be the sum of Thirty-One Million Dollars ($31,000,000). The entire amount of the Purchase Price (less the Deposit delivered pursuant to Article V below) shall be payable by Buyer to Seller in cash on the Closing Date through the escrow described in Section 6.1 below.

     Section 2.3 Buyer's Review and Seller's Disclaimer.
                 ---------------------------------------

          (a) Seller has previously delivered, or will deliver, to Buyer for its review and evaluation copies of (i) the Sony Lease, (ii) all leasing agent contracts currently in effect with respect to the Property, (iii) the most recent survey of the Real Property in Seller's possession or control, and (iv) a set of environmental and physical inspection reports performed on behalf of and held by seller. In addition, subject to the provisions of subsection 2.3(c) below, during the Inspection Period, following reasonable notice, Buyer shall be permitted to make a complete review and inspection of all materials within Seller's possession or control relating to the physical, legal, economic and environmental condition of the Property, including, without limitation, the tenant correspondence files and records maintained by Seller or its agents relating to the Property, rent rolls for the Property, operating statements of Seller, the most recent real estate tax bills for the Property, Seller's schedule, if any, of expense reimbursements to tenants, Seller's schedules, if any, of repairs or capital improvements to the Property for 1996 and the first quarter of 1997, Seller's invoices for Property expenditures within the last 12 months, boundary and other survey-related issues relating to the Real Property, reports relating to pest control matters, soil condition, asbestos, PCB, hazardous waste, toxic substance or other environmental matters, evidence of compliance with building, health, safety, land use and zoning laws, regulations and orders, plans and specifications, reports relating to structural, life safety, HVAC and other building system and engineering characteristics, traffic patterns and all other information pertaining to the Property. The materials previously delivered or to be delivered to, or otherwise made available for review by, Buyer pursuant to the preceding two sentences are referred to collectively in this Agreement as the "Due Diligence Materials". The Due Diligence Materials are those materials listed on Exhibit H hereto. Upon
                                                  ---------
reasonable notice and request, Seller agrees to provide Buyer with access to all of the Due Diligence Materials in its possession or control at the Property, at Buyer's offices in Los Angeles or at the offices of Lowe Enterprises in Los Angeles. Buyer acknowledges (i) that Buyer has entered into this Agreement with the intention of making and relying upon its own investigation of the physical, environmental, economic and legal condition of the Property and (ii) that Buyer is not relying upon any representations and warranties, other than those specifically set forth in this Agreement or in any of the documents to be executed and delivered by Seller on the Closing Date or as a condition to the closing, made by Seller or anyone acting or claiming to act on Seller's behalf concerning the Property. Buyer further acknowledges that it has not received from Seller any accounting, tax, legal, architectural, engineering, property management or other advice with respect to this transaction and is relying solely upon the advice of its own accounting, tax, legal, architectural, engineering, property management and other advisors. Subject to the provisions of Section 4.1 of this Agreement, Buyer shall purchase the Property in its "as is" condition on the Closing Date and except as otherwise provided in this Agreement, assumes the risk that adverse physical, environmental, economic or legal conditions may not have been revealed by its investigation. Buyer hereby approves all physical, environmental, economic, legal and all other matters relating to the Property and Buyer's review of the Property, with the exception of (i) the status of title to the property as it relates to item #16 of the Chicago title preliminary report dated May 13, 1997, (ii) review of the scope of work, budget and amount of holdback for the completion of the Retrofit Work (as defined below) (such excepted items being the "Remaining Due Diligence
                                                   -----------------------
Items"). Buyer's expression of approval in this subparagraph shall not deny
-----
Buyer the benefit of the conditions set forth in Sections 3.1(a)(iii)-
(vi).  RN  HG
       --  --

          (b) Except with respect to any claims arising out of (i) any breach of express covenants, representations or warranties set forth in this Agreement or any of the documents to be executed and delivered by Seller on the Closing Date or as a condition of the closing or (ii) Seller's commission of fraudulent misrepresentation or omission or fraud in the inducement of this transaction:
Buyer, for itself and its agents, affiliates, successors and assigns, hereby releases and forever discharges Seller, its agents, affiliates, successors and assigns from any and all rights, claims and demands at law or in equity, whether known or unknown at the time of this Agreement, which Buyer has or may have in the future, arising out of the physical, environmental, economic or legal condition of the Property, including, without limitation, any claim for indemnification or contribution arising under the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Section 9601, et. seq.), as amended, or any similar federal, state or local statute, rule or ordinance relating to liability of property owners for environmental matters (collectively, "Environmental Laws"). For the foregoing purposes, Buyer hereby specifically waives the provisions of Section 1542 of the California Civil Code and any similar law of any other state, territory or jurisdiction. Section 1542 provides:

          A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

Buyer hereby specifically acknowledges that Buyer has carefully reviewed this subsection and discussed its import with legal counsel and that the provisions of this subsection are a material part of this Agreement.

The foregoing provisions of release shall not apply to claims against Seller for indemnification or contribution based on rights arising under Environmental Laws based upon the generation or release (which, for such purposes, shall not be deemed to include mere movement of substances [unless moved by or on behalf of Seller] under the Property which were present as of the date of Seller's acquisition of the Property, any migration of substances from adjoining Property or any matters as to which Buyer has actual knowledge as of the Closing Date) of toxic or hazardous substances on or about the Property during Seller's ownership of the Property, except for claims based solely on the unauthorized acts of trespassers, invitees or tenants of the Property.

                                                                HG
                                                        -------------------
                                                        Buyer

          (c) Buyer's exercise of the rights of review and inspection set forth in subsection (a) shall be subject to the following limitations: (i) any entry onto the Real Property by Buyer, its agents or representatives, shall be during normal business hours, following reasonable prior notice to Seller and delivery to Seller of satisfactory evidence of Buyer's general liability insurance, and, at Seller's discretion, accompanied by a representative of Seller; (ii) Buyer shall not conduct any drilling, test borings or other disturbance of the Real Property for review of soils, compaction, environmental, structural or other conditions without Seller's prior written consent; (iii) any discussions or interviews with Sony or its personnel shall be conducted in the presence of Seller or its representatives; (iv) Buyer shall exercise reasonable diligence not to disturb the use or occupancy of any occupant of the Property; and (v) Buyer shall indemnify, defend and hold Seller harmless from all loss, cost, and expense resulting from any personal injury or property damage caused by any entry or inspections performed by Buyer, its agents or representatives except to the extent such property damage is covered by Seller's property insurance policy. Any request for Seller's consent to any matter described in clause (ii) above shall be made in writing (which may be sent by facsimile with telephone confirmation of receipt) to Seller's representative, Michael Pepper. Seller shall respond as promptly as reasonably possible to any such request and, if Seller does not respond to any such request within two (2) business days, the Inspection Period shall be extended on a day by day basis for each day of delay in Seller's response. Buyer's obligations under clause (v) above shall survive any termination of this Agreement.

          Section 2.4 Permitted Title Exceptions. During the Inspection Period,
                      ---------------------------
Buyer shall obtain from Title Company and review a preliminary title report or commitment with respect to the Real Property ("Title Report"), together with all documents and information pertaining to the exceptions to title listed in the Title Report. In addition, Seller will deliver to Buyer a copy of any survey of the Real Property in Seller's possession ("Survey"). At Buyer's sole cost and expense, Buyer may have the Survey updated and certified as Buyer and the surveyor may agree during the Inspection Period. Buyer may advise Seller in writing and in reasonable detail, not later than the close of the Inspection Period, what exceptions to title, if any, listed in the current preliminary report for the Real Property or disclosed on the Survey (as it may be further refined by Buyer, as provided above) or other title or survey matters are not acceptable to Buyer with respect to the Real Property ("Title Objections"). Prior to notifying Seller of any Title Objections, Buyer shall endeavor in good faith to cause Title Company to modify and update the preliminary report to reflect requested corrections and revisions. Seller shall have one (1) business day after receipt of Buyer's Title Objections to give Buyer notice that (a) Seller will remove any Title Objections from title (or, if acceptable to Buyer, in its sole discretion, afford the Title Company necessary information or certifications to permit it to insure over such exceptions) or (b) Seller elects not to cause such exceptions to be removed or to cause the Title Company to insure over such exceptions. Seller's failure to provide notice to Buyer within such 1-business day period as to any Title Objection shall be deemed an election by Seller not to remove the Title Objection. If Seller so notifies or is deemed to have notified Buyer that Seller shall not remove any or all of the Title Objections, Buyer shall have until the close of the Inspection Period to determine whether (i) to proceed with the purchase and take the Property subject to such exceptions or (ii) to terminate this Agreement and cause a concurrent release of the Deposit and any accrued interest to Buyer. Buyer's delivery of the Inspection Letter shall constitute Buyer's conclusive agreement to accept the Property subject to the Permitted Exceptions. "Permitted Exceptions" shall include and refer to (x) any and all exceptions to title disclosed by the Title Report or the Survey, excepting solely Title Objections which are timely identified by Buyer and which Seller has notified Buyer pursuant to this Section that Seller is willing to remove and
(y) any other exceptions to title (i) caused by the acts or omissions of, or
(ii) approved by, Buyer. Notwithstanding the foregoing, Seller shall be responsible for the removal from title of any mortgage liens or mechanic's liens for work or services provided at the Property prior to the Closing Date and post-closing with respect to the Seismic Retrofit Work.


                                  ARTICLE III
                             CONDITIONS PRECEDENT
                             --------------------

           Section 3.1 Conditions.
                       -----------

          (a) Notwithstanding anything in this Agreement to the contrary, Buyer's obligation to purchase the Property shall be subject to and contingent upon the satisfaction or waiver of the following conditions precedent:

               (i) Buyer's inspection and approval in its sole discretion, within the Inspection Period, of the Remaining Due Diligence Items, as evidenced by Buyer's delivery of the Inspection Letter;

               (ii) The willingness of Title Company to issue, upon the sole condition of the payment of its premium as approved by Buyer during the Inspection Period, its American Land Title

                       Association extended coverage Owner's Policy of Title Insurance [1970-B Form] ("Title Policy"), insuring Buyer in the amount of the Purchase Price that fee title to the Real Property is vested of record in Buyer on the Closing Date subject only to the printed conditions and exceptions of such policy and the Permitted Exceptions;

               (iii) Execution and delivery of the Sony Lease, and Buyer's receipt from Sony, on or prior to the Closing Date, of an estoppel certificate in substantially the form attached hereto as Exhibit J, executed by Sony and any guarantor
                                 ----------
                       of the Sony Lease (the "Sony Lease Estoppel") and
                                              --------------------
                       delivery of the Sony Lease Estoppel to the guarantor of the Sony Lease with a request that such Guarantor execute same, provided that the failure of such guarantor to execute the Sony Lease Estoppel shall not be deemed a failure of this condition precedent;

               (iv) Confirmation by Buyer that the lease previously in effect between Sony and Seller has been terminated, that Sony has agreed to waive the benefit of the first sentence of the last paragraph of Section 4.2 of the Sony Lease which reads as follows: Tenant shall not be liable for payment of any increase in Taxes which is solely attributable. . . from the date of such sale through August 31, 1997" (the "Proposition 13 Provision") and that Sony has
                            --------------------------
                       received the sums owing to Sony on account of the incremental difference between rent due and payable by Sony pursuant to the Sony Lease and rent previously paid by Sony on account of the prior lease in effect between Seller and Sony;

               (v) Buyer's receipt, on or prior to the Closing Date, from the City of Santa Monica of an estoppel certificate with respect to the Development Agreement, pursuant to Section 30 of the Development Agreement, substantially in the form attached hereto as Exhibit K ("the Development
                                               ---------
                       Agreement Estoppel");

               (vi) Seller's delivery to MTA, on or prior to the Closing Date, of an estoppel with respect to the MTA Lease, in the form attached hereto as Exhibit L (the "MTA Lease
                                                   ---------
                       Estoppel"), and Seller's delivery to Buyer of the conveyance documents necessary to transfer the interest of the lessee under the MTA Lease to Buyer;

               (vii) Execution, on or prior to the Closing Date, of an agreement between Seller and the owner of the parcel adjacent to the Property, in recordable form satisfactory to Buyer (the "Lot 6/7 Agreement"); and

               (viii) Seller's performance or tender of performance of all material obligations under this Agreement and the truth and accuracy of Seller's express representations and warranties, as of the Closing Date.

Buyer's receipt from the MTA of an executed MTA Lease estoppel shall not be a condition precedent to Buyer's obligation to purchase the Property, nor shall the failure of MTA to deliver an executed MTA Lease Estoppel or Buyer's receipt of an estoppel from MTA that varies from the form of the MTA Lease Estoppel be a condition subsequent to Buyer's obligation to purchase the Property or afford Buyer any legal or equitable rights or remedies against Seller.

          (b) Notwithstanding anything in this Agreement to the contrary, Seller's obligation to sell the Property shall be subject to and contingent upon the satisfaction or waiver of the following conditions precedent:

               (i) Buyer's performance or tender of performance of all material obligations under this Agreement and the truth and accuracy of Buyer's express representations and warranties, as of the Closing Date; and

               (ii) The satisfaction or Buyer's written waiver of the conditions set forth in subparagraphs (a)(i), (ii) and
                       (iii) above.

          Section 3.2 Failure or Waiver of Conditions Precedent. In the event
                      ------------------------------------------
any of the conditions set forth in Section 3.1 are not fulfilled or waived, the party benefitted by such condition may, by written notice to the other party, terminate this Agreement, whereupon all then remaining rights and obligations hereunder of each party shall be at an end and, in the event of the failure of a condition set forth in Section 3.1(a), the Deposit, together with interest, shall be returned to Buyer. Either party may, at its election, at any time or times on or before the date specified for the satisfaction of the condition, waive in writing the benefit of any of the conditions set forth in Section 3.1(a) and 3.1(b) above. Notwithstanding the foregoing, Buyer's failure to deliver to Seller on or prior to the close of the Inspection Period an executed Inspection Letter in the form attached as Exhibit B, without modification or
                                          ----------
qualification in any manner whatsoever, shall be deemed a failure of the condition set forth in Section 3.1(a)(i) above. In any event, Buyer's consent to the close of escrow pursuant to this Agreement shall waive any remaining unfulfilled conditions. In the event this Agreement is terminated by Buyer prior to the end of the Inspection Period based on the failure of a condition set forth in Section 3.1(a)(i) (as evidenced by written notice of such termination given by Buyer to Seller and Title Company on or prior to the close of the Inspection Period), then, within two (2) business days following Title Company's receipt of Buyer's demand therefor, Title Company is hereby instructed, without the need for further mutual instructions from the parties (and notwithstanding any contrary instruction from either Buyer or Seller), to immediately deliver the Deposit and all interest accrued thereon to Buyer and to cancel the Escrow. Title Company is instructed not to accept any modification of this instruction unless such modification is on a single document signed by both Buyer and

Seller. If either Buyer or Seller should attempt to break the mutuality of this instruction, Title Company is authorized to return to the party attempting to do so any documents purporting to do so and to continue with the instructions set forth herein. Each of Buyer and Seller acknowledge that they are sophisticated parties with extensive experience in commercial real estate transactions, that they have been represented by legal counsel in negotiating the agreement set forth herein and that they have consulted with such counsel in respect of the execution of this agreement. Each of Buyer and Seller agree to indemnify Title Company for following the instructions set forth herein. Any party attempting to break the mutuality of this agreement hereby agrees to indemnify, defend, protect and hold harmless the other party from and against any all loss, cost, damage, liability and expense (including without limitation attorneys' fees and costs) incurred as a result or arising out of such attempt, including without limitation any loss, cost, damage, liability or expense incurred under the indemnity set forth in the immediately preceding sentence.


                                  ARTICLE IV
                   COVENANTS, WARRANTIES AND REPRESENTATIVES
                   -----------------------------------------


          Section 4.1 Seller's Warranties and Representations. Seller hereby
                      ----------------------------------------
makes the following representations and warranties to Buyer as of the date of this Agreement; provided that each of such representations and warranties shall be deemed to be modified by any contrary or qualifying information set forth on the Disclosure Statement:

          (a) Seller is a limited partnership duly formed and in good standing under the laws of the State of Delaware and is duly qualified to conduct business in California. Seller has the power, right and authority to enter into this Agreement and the instruments and documents referenced herein, and to consummate the transaction contemplated hereby. The persons executing this Agreement on behalf of Seller have the right, power and authority to bind Seller.

          (b) All requisite action has been taken by Seller and all requisite consents have been obtained in connection with the entering into this Agreement and the instruments and documents referenced herein, and the consummation of the transaction contemplated hereby, and no consent of any other party is required.

          (c) This Agreement is, and all Agreements, instruments and documents to be executed by Seller pursuant to this Agreement shall be, duly executed by Seller and are, or shall be, valid and legally binding upon Seller and enforceable in accordance with their respective terms subject to the effect of applicable bankruptcy, insolvency, reorganization or other similar laws affecting the rights of creditors generally.

          (d) Neither the execution of this Agreement nor the consummation of the transactions contemplated hereby shall result in a breach of or constitute a default under any Agreement, document, instrument or other obligation to which Seller is a party or by which Seller may be bound, or under any law, statute, ordinance, rule, governmental regulation or any writ, injunction, order or decree of any court or governmental body, applicable to Seller or to the Property.

          (e) The Sony Lease constitutes the only lease or rental agreement presently in effect with respect to the Real Property; the copy of the Sony Lease delivered to Buyer is true, correct and complete and sets forth all written agreements in effect with Sony with respect to Sony's occupancy of the Property; and, to Seller's Knowledge, (i) the copies of the correspondence related to the Sony Lease delivered or made available to Buyer are true, correct and complete, (ii) there have been no prepayments of rent under the Sony Lease,
(iii) except as may be set forth in the Sony Lease, Sony shall not become entitled to any concession, rebate, allowance or free rent for any period subsequent to the Closing Date, and (iv) the Sony Lease is in full force and effect.

          (f) To Seller's Knowledge, (i) Seller has received no written notice that Sony intends to terminate the Sony Lease prior to the expiration of its scheduled term, (ii) no default by Seller as Landlord or by Sony as Tenant exists under the Sony Lease, and (iii) no event has occurred which, with the giving of notice or the passage of time or both, would constitute a default under the Sony Lease by Seller or Sony.

          (g) To Seller's Knowledge, Seller has received no written notice from any governmental authority that any of the improvements located on the Real Property are presently in violation of any applicable building codes, zoning or land use laws, or other law, order, ordinance, rule or regulation affecting the Real Property, including the Development Agreement (collectively, "Applicable Laws").

          (h) To Seller's Knowledge, Seller has received no written notice from any governmental authority that the current use of the Real Property is presently in violation of any Applicable Laws.

          (i) To Seller's Knowledge, Seller possesses all licenses, permits and approvals required in connection with the ownership and operation of the Property.

          (j) To Seller's Knowledge: the copies of the service and equipment contracts listed on Exhibit C and delivered to Buyer as part of the Due
                    ---------
Diligence Materials include all such contracts affecting the Real Property which will be binding upon Buyer following the Closing Date; the copies of all such contracts (collectively, the "Contracts") which Seller has delivered or made available to Buyer pursuant to this Agreement, are true, correct and complete copies of such documents; Seller has received no written notice of a default by Seller under any of the Contracts; and no event has occurred which, with the giving of notice or the passage of time or both, would constitute a default under any of the Contracts.

          (k) To Seller's Knowledge, Seller has received no written notice from any governmental authorities that eminent domain proceedings for the condemnation of the Real Property are pending or threatened.

          (1) To Seller's Knowledge, Seller has received no written notice of
(i) any threatened or pending litigation, governmental investigation or arbitration affecting the Property (other than litigation arising in the ordinary course of the operation of the Property and covered by insurance) or
(ii) any threatened or pending litigation, governmental investigation or arbitration against Seller which would materially and adversely affect Seller's capacity to perform under this Agreement.

          (m) Seller has no employees who, by reason of any governmental regulations, employment contract or other reason, would become employees of Buyer as a result of Buyer's purchase of the Property. Seller is not a party to any collective bargaining agreements or multi-employer pension funds covering employees who service the Property.

          (n) To Seller's Knowledge, (i) Seller is not in default under the Development Agreement, the Thetford Agreement or the MTA Lease, (ii) no event has occurred which, with the giving of notice or the passage of time or both, would constitute a default by Seller under the Development Agreement, the Thetford Agreement or the MTA Lease, (iii) there exists no basis for a right of termination of the MTA Lease based on a discontinuation of use for more than ninety (90) days and (iv) Seller has received no written notice of any default by any other party to the MTA Lease.

          (o) To Seller's Knowledge, Seller is not in material default under the CC&R's.

          (p) To Seller's Knowledge, Seller has received no written notice of any default by any party under the Development Agreement.

          (q) To Seller's Knowledge, (i) the copies of the CC&R's and the MTA Lease delivered to Buyer are true, correct and complete, and (ii) the CC&R's and the MTA Lease are in full force and effect.

          (r) Seller is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended (the "Code").

As used herein, the term "Seller's Knowledge" or words of similar effect shall mean the current actual subjective knowledge of Michael Pepper, Rick Newman and Peter Kristensen, without duty of independent inquiry. Neither such individuals nor any party other than Seller shall bear responsibility for any breach of representation. Seller, however, represents and warrants that Messrs. Pepper, Newman and Kristensen are the individuals associated with Seller that have principal administrative and oversight responsibility for the Property.

          Section 4.2 Seller's Covenants. Seller hereby covenants and agrees as
                      -------------------
follows:

          (a) During the Contract Period, (i) Seller shall ensure that the Property is operated and maintained in a manner consistent with past practices and maintain current levels and coverages of insurance, (ii) Seller shall not create or acquiesce in the creation of liens or exceptions to title other than the Permitted Exceptions or voluntarily take any action (other than as may be permitted pursuant to subparagraphs (b) and (c) of this Section 4.2) to cause any of the representations or warranties of Seller set forth in Section 4.1 to be materially incorrect, (iii) Seller shall promptly provide Buyer with copies of any of the notices enumerated in Sections 4.1(c)-(e) and (g)-(i) received by Seller and (iv) Seller shall exercise reasonable efforts, consistent with past practices and without incurring any capital or extraordinary operating expense, to comply with the contracts affecting the Property, the CC&R's, the Development Agreement, the MTA Lease and the Sony Lease.

          (b) Upon Buyer's written request, Seller will give notice as of the Closing Date terminating any Contracts which Buyer does not elect to assume, in a written notice to Seller delivered during the Inspection Period. Such notices of termination shall be effective as provided in the applicable Contracts.

          (c) Following the Closing Date, Seller shall pay to Buyer, in accordance with a separate escrow agreement in the form attached hereto as
Exhibit I, a supplement to base rent due and payable by Sony pursuant to the
-----------
Sony Lease.

          Section 4.3 Buyer's Warranties and Representations. Buyer hereby
                      ---------------------------------------
represents and warrants to Seller that (a) Buyer has and as of the Closing Date shall have, full power and lawful authority to enter into and carry out the terms and conditions of this Agreement and to execute and deliver all documents which are contemplated by this Agreement, (b) all actions necessary to confer such power and authority upon the persons executing this Agreement and all documents which are contemplated by this Agreement to be executed on behalf of Buyer or its assignee have been taken, and (c) Buyer has received no written notice of any threatened or pending litigation which would materially and adversely affect Buyer's capacity to perform under this Agreement.

          Section 4.4 Limitations. The parties agree that (a) Seller's
                      -------------
warranties and representations contained in this Agreement and in any document executed by Seller pursuant to this Agreement shall survive Buyer's purchase of the Property only for a period of 12 months after the Closing Date (the "Limitation Period"), (b) Seller shall have no liability to Buyer for any matters disclosed to Buyer in the Due Diligence Materials or any other due diligence materials procured by Buyer in connection with its review of the Property, (c) Seller's aggregate liability for claims arising out of such representations and warranties shall not exceed $500,000 in the aggregate, and
(d) Buyer shall provide actual written notice to Seller prior to the expiration of the Limitation Period of any breach of such applicable warranties or representations and shall allow Seller 30 days within which to cure such breach, or, if such breach cannot reasonably be cured within 30 days, an additional reasonable time period, so long as such cure has been commenced within such 30 days and diligently pursued to completion within 90 days. If Seller fails to cure such breach after written notice and within such cure period, Buyer's sole remedies shall be either an action at law for damages or, assuming the character of the breach meets the requirements for such a remedy, rescission, as a consequence thereof, either of which remedies must be commenced, if at all, within the Limitation Period; provided, however, that if within the Limitation
                              ---------
Period Buyer gives Seller written notice of such a breach and Seller gives
Buyer written notice of its commencement of a cure and thereafter terminates such cure effort by giving written notice to Buyer of such termination, Buyer shall have an additional 30 days from the date of such termination (and the Limitation Period shall be deemed extended for such additional 30-day period) within which to commence an action at law for damages or a suit for rescission as a consequence of Seller's failure to cure. The Limitation Period referred to herein shall apply to known as well as unknown breaches of such warranties or representations.

          Section 4.5 Seller's Certificate. Seller shall deliver to Buyer on the
                      ----------------------
Closing Date a certificate (a "Seller's Certificate") updating the representations and warranties of Seller set forth in Section 4.1 with respect to the Property through the then current date; provided, however, that if Seller becomes aware during the Contract Period of any matters which make any of such representations or warranties untrue, Seller shall disclose such matters in writing to Buyer promptly upon becoming aware of them (and shall also disclose such matters in the Seller's Certificate). In the event that Seller discloses any matters to Buyer which make any of Seller's representations or warranties untrue (whether such disclosure is made in the Seller's Certificate or otherwise) or in the event any matters which make any of Seller's representations or warranties materially untrue in any material respect are otherwise disclosed to or discovered by Buyer during the Contract Period, Seller shall bear no liability for such matters (provided that Seller has not breached an express covenant set forth in this Agreement), but Buyer shall have the right to elect in writing (a) to waive such matters and complete the purchase of the Property in accordance with the terms of this Agreement, or (b) as to any matters disclosed or discovered following the expiration of the Inspection Period, to terminate this Agreement, if at all, prior to the Closing Date. Buyer's delivery of the Inspection Letter shall constitute Buyer's conclusive agreement to accept or waive any such matters disclosed to or discovered by Buyer prior to the close of the Inspection Period.

          Section 4.6 Indemnifications. Subject to the foregoing limitations:
                      -----------------

          (a) Seller shall indemnify and defend Buyer against and hold Buyer harmless from any and all claims, liabilities, losses, damage, costs and expenses, including, without limitation, all reasonable attorneys' fees, asserted against or suffered by Buyer resulting from (i) any breach by Seller of this Agreement, (ii) the untruth, inaccuracy or breach of any of the representations and warranties made by Seller pursuant to this Agreement, subject to the limitations of Section 4.4, or (iii) any claim, liability or obligation arising in connection with the Property and accruing prior to the Closing Date (except as may be expressly assumed by Buyer pursuant to the operation of Section 6.3). For purposes of this subparagraph, no claim, liability or obligation arising on or following the Closing Date shall be deemed to accrue prior to the Closing Date based on a causal or other relationship to the physical, environmental or legal condition of the Property as of the Closing Date.

          (b) Buyer shall indemnify and defend Seller against and hold Seller harmless from any claim, loss, damage, or expense, including any reasonable attorneys' fees, asserted against or suffered by Seller resulting from (i) any breach by Buyer of this Agreement, (ii) the untruth, inaccuracy or breach of any of the representations or warranties made by Buyer pursuant to this Agreement,
(iii) any liability or obligation arising in connection with the Property accruing following the Closing Date, or (iv) any liability or obligation expressly assumed by Buyer arising in connection with the Property accruing prior to the Closing Date pursuant to the operation of Section 6.3.

          Section 4.7 Completion of Seismic Retrofit Work. Within one hundred
                      ------------------------------------
eighty (180) days following the Closing Date, Seller shall complete or cause the completion of certain seismic retrofit work at the Property as provided in the Scope of Work and Specifications contained in that certain Abbreviated Form of Agreement Between Owner and Contractor (the "Construction Contract") between
                                            -----------------------
Seller and Lowe Enterprises Commercial Group dated March 27, 1997, as approved by Dimitry Vergun and including any changes in the Scope of Work and Specifications approved by Dimitry Vergun or recommended by Dimitry Vergun in writing (such written recommendation having been reasonably approved by Seller) or required by any applicable governmental authority (the "Retrofit Work"). To
                                                           --------------
ensure Seller's timely completion of the Retrofit Work, Seller shall deposit into an escrow account the amount necessary to complete the Retrofit Work, as agreed to between Seller and Buyer, together with 25% of such amount. The rights and responsibilities of Buyer and Seller with respect to the Retrofit Work and the release of the funds in the escrow account shall be governed by the terms of the Escrow Agreement to be executed in the form attached hereto as Exhibit I.
                                                                   ----------
Seller shall not be deemed to have made any representation or warranty to Buyer with respect to the design, sufficiency or workmanship of the Retrofit Work by virtue of its agreement to complete the Retrofit Work, provided, however, that Seller shall assign to Buyer any warranty rights or legal or equitable rights and remedies set forth in the Construction Contract and with any other contractors, subcontractors and suppliers.

                                   ARTICLE V
                                    DEPOSIT
                                    -------

     Within two (2) business days following execution of this Agreement, Buyer shall deliver to Title Company for deposit into the escrow described in Section
6.1 below, the sum of $500,000 (the "Initial Deposit"). At the close of the Inspection Period, if Buyer has not then elected to terminate this Agreement as provided herein, Buyer shall deliver to Title Company, for deposit into the escrow described in Section 6.1 below, the additional sum of $500,000 (which amount, together with the Initial Deposit and any interest that may accrue thereon in escrow, referred to herein as the "Deposit"). The Initial Deposit and the Deposit shall be kept by Title Company in an interest-bearing account. In the event that the sale of the Property to Buyer is consummated as contemplated by this Agreement, then the entire amount of the Deposit, including any interest accrued thereon, shall be credited against the Purchase Price. The entire amount of the Initial Deposit or Deposit, as applicable, including any interest accrued thereon, shall be returned immediately to Buyer in the event that Buyer is entitled to terminate this Agreement due to the failure of any of the conditions precedent set forth in Section 3.l(a) or pursuant to Sections 2.4, 4.5 or 7.l(b), in each case, prior to the Closing Date as contemplated in this Agreement, or in the event that (a) the conditions precedent set forth in Section 3.1(b) shall have been satisfied or waived, (b) Buyer shall have performed fully or tendered performance of its obligations hereunder and (c) Seller shall be unable or fail to perform its obligations under this Agreement to close the sale of the Property. The return of the Deposit shall be governed by the automatic procedures of Section 3.2 if the termination of the Agreement is based on a failure of the condition set forth in Section 3.1(a)(i). IF THE CLOSING DOES
NOT OCCUR FOR THE PROPERTY ON OR BEFORE THE DATE PROVIDED THEREFOR IN THIS AGREEMENT DUE TO A DEFAULT BY BUYER, THEN THE ENTIRE

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



                                     -15A-

AMOUNT OF THE DEPOSIT SHALL BE RETAINED BY SELLER AS LIQUIDATED DAMAGES, AND BUYER SHALL EXECUTE ANY REASONABLE DOCUMENTATION REQUIRED BY TITLE COMPANY IN ORDER TO RELEASE THE DEPOSIT TO SELLER. BUYER AND SELLER HEREBY ACKNOWLEDGE AND AGREE THAT SELLER'S DAMAGES IN THE EVENT OF SUCH A BREACH OF THIS AGREEMENT BY BUYER WOULD BE DIFFICULT OR IMPOSSIBLE TO DETERMINE, THAT THE AMOUNT OF THE DEPOSIT IS THE PARTIES' BEST AND MOST ACCURATE ESTIMATE OF THE DAMAGES SELLER WOULD SUFFER IN THE EVENT THE SALE OF THE PROPERTY TO BUYER FAILS TO CLOSE ON OR BEFORE THE CLOSING DATE CONTEMPLATED BY THIS AGREEMENT, AND THAT SUCH ESTIMATE IS REASONABLE UNDER THE CIRCUMSTANCES EXISTING ON THE DATE OF THIS AGREEMENT. BUYER AND SELLER AGREE THAT SELLER'S RIGHT TO RETAIN THE DEPOSIT SHALL BE THE SOLE AND EXCLUSIVE REMEDY OF SELLER AT LAW IN THE EVENT OF A BREACH OF THIS AGREEMENT BY BUYER THAT PREVENTS THE SALE OF THE PROPERTY FROM CLOSING.

                            ACCEPTED AND AGREED TO:


      Ron Newman, Jr.                                Hugh Greenup
------------------------------               ------------------------------
                      Seller                                       Buyer



                                  ARTICLE VI
                              ESCROW AND CLOSING
                              ------------------

          Section 6.1 Escrow Arrangements. An escrow for the purchase and sale
                      -------------------
contemplated by this Agreement has been opened by Buyer and Seller with Title Company. Not later than one business day prior to the Closing Date, Seller and Buyer shall each deliver escrow instructions to the Title Company consistent with this Article VI, and the parties shall deposit in escrow the funds and documents described below.

          (a)  Seller shall deposit (or cause to be deposited):

               (i) a duly executed and acknowledged grant deed in favor of Buyer from Seller with respect to the Real Property in the form attached to this Agreement as Exhibit E, with the
                                                         ----------
                      statement of documentary transfer tax separately affixed (the "Deed");

               (ii) a duly executed bill of sale with respect to the Personal Property in the form attached to this Agreement as Exhibit F (the "Bill of Sale");
                      ---------

               (iii) two duly executed counterparts of an assignment and assumption of Seller's interest in the Sony Lease, the MTA

                      Lease and Intangible Property in the form attached to this Agreement as Exhibit G (the "Assignment of Leases and
                                   ---------
                      Intangible Property") pertaining to the Property;

               (iv) three (3) counterparts of the Assignment of the Thetford Agreement, executed by Seller and Thetford in the form attached hereto to Exhibit M (the "Thetford Assignment");
                                         ---------

               (v) a certificate from Seller certifying the information required by Sections 18662 and 26131 of the California Revenue and Taxation Code to establish that the transaction contemplated by this Agreement is exempt from the tax withholding requirements of the State of California (the "California Certificate");

               (vi) a certificate from Seller certifying the information required by (S)1445 of the Internal Revenue Code and the regulations issued thereunder to establish, for the purposes of avoiding Buyer's tax withholding obligations, that Seller is not a "foreign person" as defined in Internal Revenue Code (S)1445(f)(3) (the "FIRPTA Certificate");

               (vii)  the Seller's Certificate;

               (viii) an executed notice to Sony, informing Sony of the transfer of the Property and directing the payment of rent as requested by Buyer;

               (ix) a notice to the City of Santa Monica of the transfer of the Property as may be required pursuant to the Development Agreement;

               (x) a notice to the other Lot owners under the CC&R's of the transfer of the Property as may be required pursuant to the CC&R's; and

               (xi) customary affidavits as may be reasonably requested by Title Company.

          (b)  Buyer shall deposit:

               (i) at least one (1) business day prior to the Closing Date, immediately available funds sufficient to pay the balance of the Purchase Price, plus sufficient additional cash to pay Buyer's share of all applicable escrow costs and closing expenses;

               (ii) two duly executed counterparts of the Assignment of Leases and Intangible Property pertaining to the Property; and

               (iii) three (3) counterparts of the Thetford Assignment executed by Buyer;

               (iv) a certificate duly executed by Buyer in favor of Seller confirming the waivers and acknowledgments set forth in Sections 2.3(a) and (b) above with respect to the Property.

          Section 6.2 Closing. Title Company shall close escrow for the sale of
                      -------
the Property by:

          (a) recording the Deed [, the Lot 6/7 Agreement] and other recordable documents, if any, and causing conformed copies to be delivered to Buyer and Seller;

          (b)  issuing the Title Policy to Buyer;

          (c) delivering to Buyer the Bill of Sale, the FIRPTA Certificate, the California Certificate, the Seller's Certificate and one counterpart of the Assignment of Leases and Intangible Property, each executed by Seller;

          (d) delivering to Seller one counterpart of the Assignment of Leases and Intangible Property executed by Buyer, the certificate described in Section 6.1(b)(iii) above, and funds in the amount of the Purchase Price, as adjusted for credits, prorations and closing costs in accordance with this Article VI; and

          (e) filing the information return for the sale of the Property required by Section 6045 of the Internal Revenue Code of 1986, as amended, and the Income Tax Regulations thereunder.

          Section 6.3 Prorations.
                      ----------

          (a) Real estate taxes and assessments, personal property taxes, if any, rental income and all other items of income and expense with respect to the Property shall be prorated between Seller and Buyer as of the Closing Date. Income and expenses for the Property shall be prorated on the basis of the actual number of days in the month and on the basis of the accrual method of accounting. All items of income and expense for the Property attributable to the period through and including the Closing Date shall be credited and debited, respectively, to Seller; all items of income and expense attributable to the period following the Closing-Date shall be credited and debited, respectively, to Buyer. Buyer shall be credited in escrow with (i) any portion of deposits made by Sony with respect to the Property held by Seller and which are refundable to Sony and (ii) rent prepaid by Sony beyond the Closing Date. Buyer shall not be entitled to any interest on deposits made by Sony or prepaid rent accrued on or before the Closing Date, except for any interest required to be paid to Sony under Applicable Law or pursuant to the terms of the Sony Lease. Seller shall be credited in escrow with any refundable deposits or bonds held by any utility, governmental agency or service contractor with respect to the Property (to the extent the same are assignable and assigned to Buyer in connection with the sale of the Property). Buyer shall be credited in escrow with any leasing commissions, other allowances or leasing costs (collectively, "Leasing Costs") attributable to the Sony Lease which Seller has not paid on or prior to the Closing Date, and the budgeted amount for the Sony Work agreed upon between Buyer and Seller.

          (b) Buyer and Seller shall cooperate to produce prior to the Closing Date a schedule of prorations to be made on and after the Closing Date pertaining to the Property as complete and accurate as reasonably possible. All prorations which can be liquidated accurately or reasonably estimated as of the Closing Date shall be made in escrow on the Closing Date. All other prorations, and adjustments to initial estimated prorations, shall be made by the parties with due diligence and cooperation within 30 days following the Closing Date, or such later time as may be required to obtain necessary information for proration, by immediate cash payment to the party yielding a net credit from such prorations from the other party.

          (c) On or prior to the Closing Date, Seller shall pay to Sony any sums owing to Sony on account of the incremental difference' between rent due and payable by Sony pursuant to the Sony Lease and rent previously paid by Sony on account of the prior lease in effect between Seller and Sony.

          (d) On the Closing Date, Seller shall pay Sony through escrow the amount due to Sony, as agreed between Seller and Sony, in order for Sony to waive the benefit of the Proposition 13 Provision of the Sony Lease.

          Section 6.4 Other Closing Costs.
                      -------------------

          (a) Buyer shall pay (i) the cost of the Survey, (ii) 50% of any escrow or other costs charged by or reimbursable to the Title Company (other than the title premium), (iii) the cost of the Title Policy in excess of the premium borne by Seller pursuant to subsection (b)(iii) below, and (iv) all fees and expenses of its legal counsel and other third party consultants engaged by or on behalf of Buyer in connection with this transaction.

          (b) Seller shall pay (i) 100% of any state or county governmental documentary transfer or transaction taxes or fees due on the transfer of the Property, (ii) 100% of any charter city governmental documentary transfer or transaction taxes or fees due on the transfer of the Property, (iii) the premium for the Title Policy -- up to the amount of the premium which would be charged for a CLTA standard coverage Owner's policy (i.e., excluding any premium attributable to extended coverage insurance and any endorsements), (iv) 50% of any escrow or other costs charged by or reimbursable to the Title Company (other than the title premium) and (v) all fees and expenses of its legal counsel and other third party consultants engaged by or on behalf of Seller in connection with this transaction.

          (c) Any costs and expenses of closing that are not expressly identified in subparagraph (a) or (b) above shall be allocated between the parties in accordance with prevailing custom in Los Angeles County, California.

          Section 6.5 Further Documentation. Buyer and Seller shall provide to
                      ---------------------
each service contractor of the Real Property written notice advising such contractors of the sale of the Real Property by Seller to Buyer, and including any other information required by applicable local law. At or following each such close of escrow, Buyer and Seller each shall execute any certificate or other instruments required by law or local custom or otherwise reasonably requested by the other party to effect the transaction contemplated by this Agreement.

                                  ARTICLE VII
                                 MISCELLANEOUS
                                 -------------

          Section 7.1 Damage or Destruction.
                      ---------------------

          (a) Subject to subparagraph (b) below, Buyer shall be bound to purchase the Property for the Purchase Price as required by the terms of this Agreement without regard to the occurrence or effect of any damage to or destruction of the improvements on the Real Property, provided that if Buyer is so bound to purchase the Property, notwithstanding the occurrence of damage or destruction, upon the Closing Date for the Property: (A) in the event of damage fully covered by insurance, Buyer shall receive a credit against the Purchase Price in the amount of the estimated cost of repairs as a result of any such damage or destruction; and (B) in the event of damage not fully covered by insurance, Buyer shall receive a credit in the amount of the estimated cost to repair the damage.

          (b) Notwithstanding the foregoing, Buyer may terminate this Agreement by written notice of election given promptly to Seller following the event if there occurs damage or destruction to the Property prior to the Closing Date therefor (i) which involves a repair cost in excess of $500,000 (whether or not covered by insurance), excluding the cost of any remaining portion of the seismic retrofit work described in Section 4.7, or (ii) which affords Sony the right to terminate the Sony Lease. Seller shall have the right to terminate this Agreement if the repair costs not covered by insurance are in excess of $250,000 (excluding the cost of any remaining portion of the seismic retrofit work described in Section 4.7), provided that in such case Buyer shall have the right to pay for the estimated cost of repair in excess of $250,000 and proceed with the closing of its acquisition of the Property pursuant to the terms of this Agreement.

          Section 7.2 Brokerage Commissions and Finder's Fees.
                      ---------------------------------------

          (a) Each party to this Agreement warrants to the other that, except as provided in subsection (b) below, no person or entity can properly claim a right to a real estate commission, real estate finder's fee, real estate acquisition fee or other real estate brokerage-type compensation (collectively, "Real Estate Compensation") based upon the acts of that party with respect to the transaction contemplated by this Agreement. Each party hereby agrees to indemnify and defend the other against and to hold the other harmless from any and all loss, cost, liability or expense (including but not limited to attorneys' fees and returned commissions) resulting from any claim for Real Estate Compensation by any person or entity based upon such acts.

          (b) The parties hereby acknowledge that Beitler Commercial, on behalf of Buyer, and Lowe Development, on behalf of Seller (the "Brokers"), have acted as brokers in connection with this transaction. Buyer and Seller shall be responsible for paying any commission due to their respective Brokers in connection with this transaction.

          Section 7.3 Successors and Assigns. Buyer may not assign any of
                      ----------------------
Buyer's rights or duties hereunder without the prior written consent of Seller; provided that Buyer may assign this Agreement, (a) without Seller's prior consent, to a title-holding corporation whose stock is wholly owned, directly or indirectly, by Buyer or (b) to any other entity affiliated with Buyer, provided that such assignee has, in Seller's reasonable judgment, the financial capacity to perform the obligations of Buyer hereunder. No assignment by Buyer shall relieve Buyer of its obligations under this Agreement. Subject to the limitations on assignment expressed in this Section 7.3, this Agreement shall be binding upon, and inure to the benefit of, Buyer and Seller and their respective successors and assigns.

          Section 7.4 Notices. All notices or other communications required or
                      -------
provided to be sent by either party shall be in writing and shall be sent by United States Postal Service, postage prepaid or certified mail, return receipt requested, by any nationally known overnight delivery service, by courier, or in person. All notices shall be deemed to have been given forty-eight (48) hours following deposit in the United States Postal Service or upon personal delivery if sent by facsimile, overnight delivery service, courier or personally delivered. All notices shall be addressed to the party at the address below:

          To Seller:   Lowe Enterprises
                       11777 San Vicente Blvd. #900
                       Los Angeles, CA 90049
                       Attn: Mr. Rick Newman
                       Facsimile: (310) 207- 1132

     with a copy to:   c/o AEW Capital Management, L.P.
                       225 Franklin Street
                       Boston, Massachusetts 02110
                       Attn: General Counsel
                       Facsimile: (617) 261-9555

     with a copy to:   c/o AEW Capital Management, L.P.

                       601 S. Figueroa Street, Suite 2150
                       Los Angeles, CA 90017-3405
                       Attn: Mr. Michael Pepper
                       Facsimile: (213) 629-9160

  and with a copy to:  Heller, Ehrman, White & McAuliffe
                       333 Bush Street
                       San Francisco, California 94104
                       Attn: Brian Smith, Esq.
                       Facsimile: (415) 772-6268

          To Buyer:    Kilroy Realty L.P.
                       2250 East Imperial Highway
                       El Segundo, California 90245
                       Attn: Mr. Jeffrey C. Hawken
                       Facsimile: (310) 322-5981

     with a copy to:   Appel & Associates
                       1875 Century Park East, Suite 700
                       Los Angeles, CA 90067
                       Attn: Brian J. Appel, Esq.
                       Facsimile: (310) 785-1010

Any address or name specified above may be changed by notice given to the addressee by the other party in accordance with this Section 7.4. The inability to deliver because of a changed address of which no notice was given, or rejection or other refusal to accept any notice, shall be deemed to be the receipt of the notice as of the date of such inability to deliver or rejection or refusal to accept. Any notice to be given by any party hereto may be given by the counsel for such party.

          Section 7.5 Time. Time is of the essence of every provision contained
                      ----
in this Agreement.

          Section 7.6 Possession. The rights of possession of the Property
                      ----------
(subject to the Sony Lease) shall be delivered to Buyer on the Closing Date.

          Section 7.7 Incorporation by Reference. All of the exhibits attached
                      --------------------------
to this Agreement or referred to herein and all documents in the nature of such exhibits, when executed, are by this reference incorporated in and made a part of this Agreement.

          Section 7.8 No Deductions or Off-Sets. Buyer acknowledges that the
                      -------------------------
Purchase Price to be paid pursuant to this Agreement is a net amount and shall not be subject to any off-sets or deductions except as specifically provided in this Agreement.

          Section 7.9 Attorneys' Fees. In the event any dispute between Buyer
                      ---------------
and Seller should result in litigation, the prevailing party shall be reimbursed for all reasonable costs incurred in connection with such litigation, including, without limitation, reasonable attorneys' fees.

          Section 7.10 Construction. The parties acknowledge that each party
                       ------------
and its counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or exhibits hereto.

          Section 7.11 Governing Law. This Agreement shall be construed and
                       -------------
interpreted in accordance with and shall be governed and enforced in all respects according to the laws of the State of California.

          Section 7.12 Confidentiality. Each of Seller and Buyer hereby
                       ---------------
acknowledges and agrees that the existence of this Agreement, and the terms and conditions set forth herein, are to be kept strictly confidential. Accordingly, except as may be required by law or court order, neither Seller nor Buyer shall, without the prior written consent of the other, release, publish or otherwise distribute (and shall not authorize or permit any other person or entity to release, publish or otherwise distribute) any information concerning this Agreement or the transaction contemplated herein to any person or entity other than such party's prospective lenders and such party's legal and financial advisors or other consultants engaged in connection with this transaction, each of whom shall agree to hold such information strictly confidential as if such persons were bound by the provisions of this Section 7.12. The foregoing shall not prevent either party from disclosing the existence, but not the terms, of this transaction to other persons, including, without limitation, prospective property managers and/or leasing brokers. Buyer and Seller shall exercise reasonable efforts to secure the agreement of their respective Brokers identified in Section 7.2 to keep the existence of this Agreement and its terms confidential. Buyer and Seller acknowledge that they will cooperate to prepare a mutually acceptable press release announcing the sale of the Property to Buyer.

          Section 7.13 Counterparts. This Agreement may be executed in one or
                       ------------
more counterparts. All counterparts so executed shall constitute one contract, binding on all parties, even though all parties are not signatory to the same counterpart.

          Section 7.14 Entire Agreement: Amendments. This Agreement and the
                       ----------------------------
attached exhibits, which are by this reference incorporated herein, and all documents in the nature of such exhibits, when executed, contain the entire understanding of the parties and supersede any and all other written or oral understanding. This Agreement may not be amended or modified except by a written instrument signed by Buyer and Seller.

          Section 7.15 Further Assurances. From and after the date of this
                       ------------------
Agreement, Seller and Buyer agree to do such things, perform such acts, and make, execute, acknowledge and deliver such documents as may be reasonably necessary or proper and usual to complete the transactions contemplated by this Agreement and to carry out the purpose of this Agreement in accordance with this Agreement. Seller agrees that for a period of sixty (60) days following the closing, Seller or its representatives will provide, at no cost to Buyer, Seller's time and personnel for the purposes of (a) providing reasonable assistance to Buyer in the transition of the Property to new ownership, including familiarizing Buyer with the Property files and introducing Buyer to vendors, contractors and tenant representatives at the Property and (b) enabling Buyer to review any Due Diligence Materials that may be necessary for Buyer to comply with regulatory compliance requirements applicable to Buyer; provided. that such activities
                                             --------
shall in no way operate to supplement or expand the limited representations and warranties of Seller contained in this Agreement.

          Section 7.16 Partial Invalidity. If any provision of this Agreement is
                       ------------------
determined by a proper court to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement and this Agreement shall remain in full force and effect without such invalid, illegal or unenforceable provision.

          Section 7.17 Waivers. No waiver of any provision of this Agreement or
                       -------
any breach of this Agreement shall be effective unless such waiver is in writing and signed by the waiving party and any such waiver shall not be deemed a waiver of any other provision of this Agreement or any other or subsequent breach of this Agreement.

          Section 7.18 Damages. Subject to the limitations of Section 4.4 and
                       -------
except as provided below, Buyer agrees that any liability of Seller under any claim brought prior to the Closing Date pursuant to this Agreement or any document or instrument delivered simultaneously or in connection with, or pursuant to this Agreement, shall be limited solely to its interest in the Property, and no other assets of Seller shall be subject to levy or execution With respect to any such claim brought following the Closing Date, any liability of Seller shall be limited solely to the assets of Seller, provided that Seller agrees that it shall, during the Limitation Period, maintain assets or permit Buyer recourse to assets, of at least $500,000 to cover any claims that may be asserted by Buyer under this Agreement following the Closing Date, in addition to the amounts held in the Escrow Account pursuant to the Escrow Agreement. In addition, in the event that any legal action is commenced by Buyer against Seller during the Limitation Period based on a claim arising out of this Agreement, Seller shall, until such claim is resolved, maintain or permit Buyer recourse to assets equal to the lesser of (a) the amount of such claim, or (b) $500,000, in addition to the amounts held in the Escrow Account pursuant to the Escrow Agreement. The minimum amounts described in the preceding two sentences shall be referred to herein as the "Minimum Assets". Except as expressly
                                    --------------
provided in this Section 7.18,Seller shall be under no obligation to retain, or afford Buyer recourse to, any assets of Seller following the Closing Date. In no event shall either party seek satisfaction for any claim asserted by such party against the other from any of the other party's trustees, beneficiaries or partners or from any partners, shareholders, directors, officers, employees, agents, legal representatives, successors or assigns of such party or such party's trustees, beneficiaries or partners, nor shall any such person or entity have any personal liability for any such obligations of the other party, provided (i) notwithstanding anything to the contrary in this Agreement,
--------
including without limitation

Section 4.4 hereof, that the foregoing shall not limit Buyer's ability to trace, and have recourse to, the proceeds of the sale of the Property to the extent that the cost to complete the Retrofit Work exceeds the amount of funds in the Escrow Account established pursuant to the terms of the Escrow Agreement attached hereto as Exhibit I and (ii) except as provided in subsection (i)
                   ---------
above, that Buyer shall have the right to seek satisfaction for claims following the Closing Date from AEW Partners, L.P., a Delaware limited partnership, solely if Seller has either liquidated, dissolved or failed to maintain the pertinent Minimum Assets during or following the

                                     -24A-

Limitation Period, provided further that any such claims shall remain subject to
                   ----------------
the limitations set forth in Section 4.4 above. AEW Partners has executed this Agreement in the space provided below the parties' signature blocks for the sole purpose of confirming the foregoing conditional right of action of Buyer. In no event shall AEW Partners, L.P. have any other liability or obligation arising out of this Agreement.

          IN WITNESS WHEREOF, Seller and Buyer have executed this Agreement as of the day and year first written above.

                                             BUYER:
  SELLER:
                                             KILROY REALTY L.P.,a Maryland
  SANTA MONICA NUMBER SEVEN                  Limited Partnership
  ASSOCIATES L.P., a Delaware limited
  partnership                                By:  KILROY REALTY CORPORATION, A
                                                  Maryland Corporation
  By:  COLORADO PHASE III L.P.,a                  Its General Partner
       California Limited Partnership
       Its General Partner                        By: /s/ HUGH GREENUP
                                                     -------------------------

       By:  COLORADO PHASE III,                   Name:    Hugh Greenup
                                                         ---------------------
            INC., a California
            corporation                           Title:   General Counsel
                                                         ---------------------
            Its General Partner

            By:  /s/ RICHARD NEWMAN JR.           By:
                 ----------------------              _________________________

            Name:  RICHARD NEWMAN JR.             Name:
                   --------------------                  _____________________


            Title: VICE PRESIDENT                 Title:
                   --------------------                  _____________________

Solely for the limited purpose described in the final sentence of Section 7.18 above:

AEW Partners L.P.,a Delaware limited
partnership doing business in Arizona
as AEW Partners Limited Partnership.

By: AEW/L.P., a Delaware limited
   partnership, its general partner

     By: AEW Inc., a Delaware Corporation,
        its general partner

          By: [SIGNATURE ILLEGIBLE]
              ---------------------

          Its: Vice President
              ---------------------

                                  EXHIBIT A
                                  ---------

                             DISCLOSURE STATEMENT


     All capitalized terms used herein but not otherwise defined shall have the meanings given them in the Agreement.

1. Matters disclosed by any environmental reports and audits, structural, soils and other physical inspection reports, title reports and surveys delivered to Buyer prior to the end of the Inspection Period or included in the materials delivered to or made available to Buyer pursuant to Section
     2.3 of the Agreement.

2. The Personal Property and the improvements located on the Real Property, and their structural components, the building systems and other mechanical systems, and the parking and loading areas are, and have been, subject to normal wear and tear and obsolescence as the result of the age of such items.

3. Seller received notice from the Santa Monica Fire Marshal that the Property needs to have street address numbers at least 6" in height with a 3/4" wide stroke at rear entrance. Currently the Property has numbers 3" in height with a 1/2" wide stroke. Seller has asked for a variance as of June 3, 1997, but has not yet received a response.

4. To Seller's Knowledge, Seller possesses all licenses, permits and approvals required in connection with the ownership and operation of the Property with the exception of the Waste Water Treatment Plant, for which licensing and permits are currently under application with the Air Quality Management District.

     All the matters set forth on this Disclosure Statement are limited to Seller's Knowledge. Seller does not make any representations or warranties, other than as expressly set forth in the Agreement, regarding the scope or content of the matters referenced in this Disclosure Statement. Neither the foregoing list nor the materials referred to therein are intended to be an exhaustive enumeration of issues relevant to the Property, nor are they intended to fully inform you of any particular issue or its ramifications. Rather this Disclosure Statement is presented to you pursuant to Section 4.1 of the Agreement and is merely intended to assist you with your investigation of the Property by flagging for you those matters which, to Seller's Knowledge, may affect the Property or Seller's warranties and representations set forth in
Section 4.1 of the Agreement.

                                   EXHIBIT B
                                   ---------
                               INSPECTION LETTER

                               __________, 1997

AEW Capital Management, L.P.
225 Franklin Street
Boston, Massachusetts 02110
Attn: General Counsel

     Re: Agreement for Purchase and Sale of 2100 Colorado Avenue, Santa Monica, California dated June 16, 1997 (the "Purchase Agreement") between Santa Monica Number Seven Associates L.P. ("Seller") and Kilroy Realty L.P. ("Buyer")

Gentlemen & Ladies:

          This letter constitutes the Inspection Letter contemplated by the above referenced Purchase Agreement and is delivered to confirm the satisfaction of the condition precedent described in Section 3.1(a)(i) of the Purchase Agreement.

          Buyer hereby expressly confirms to Seller (and to its trustees and beneficiaries and their respective agents, employees, successors and assigns) that Buyer has completed to its satisfaction the inspection and review of the Remaining Due Diligence Items (as such term is defined in Section 2.3(a) of the Purchase Agreement. Buyer, moreover, hereby ratifies and affirms all of the acknowledgements, waivers and releases set forth in Section 2.3 of the Purchase Agreement.

          Accordingly, based on its inspection and review of the Property, Buyer is prepared to proceed with the purchase of the Property in accordance with the terms of the Purchase Agreement subject only to the satisfaction of the conditions described in Sections 3.1(a)(ii)-(vii) of the Purchase Agreement.

                           Very truly yours,

                           KILROY REALTY L.P.,a Maryland limited partnership

                           By: Kilroy Realty Corporation, a Maryland corporation
                               Its General Partner

                               By:__________________________
                               Name:________________________
                               Title:_______________________

                               By:__________________________
                               Name: _______________________
                               Title:_______________________

                                   EXHIBIT C
                                   ---------

                       LIST OF CONTRACTS AND WARRANTIES

1.   Roofing and Waterproofing Warranty - Owen Pacific
2.   Pest Control Service Agreement - ORKIN
3.   Parking Management Contract - Century Parking, Inc.
4.   Landscaping Agreement - Live Art Plantscapes
5.   Carpet/Wood Floors Agreement - InTex Services
6.   HVAC Service Contract - Imperial Air Conditioning Corp.
7.   Elevator Maintenance Agreement- Schindler Elevator Corp.
8.   Water Waste Treatment Agreement - Integrated Performance
9.   Fire Alarm System - TRL Systems, Inc.
11.  Property Management Agreement - Santa Monica Lowe Partners
12.  Fish Pond Service - Asahi Fancy Koi, Inc.
13.  Property Tax Audit - Red Estate Tax Services

                                   EXHIBIT D
                                   ---------

                             PROPERTY DESCRIPTION

                                  DESCRIPTION

-------------------------------------------------------------------------------

PARCEL 1:

LOT 7 OF TRACT NO. 49694, IN THE CITY OF SANTA MONICA, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1175 PAGES 37 TO 40 INCLUSIVE, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 2:

THAT PORTION OF THE RIGHT-OF-WAY, 100.00 FEET WIDE, OF THE SOUTHERN PACIFIC RAILROAD COMPANY, IN THE CITY OF SANTA MONICA, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 40 PAGE 282 OF DEEDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE CURVED NORTHWESTERLY LINE OF SAID RIGHT-OF-WAY, 100.00 FEET WIDE, WITH THE CURVED NORTHWESTERLY LINE OF THE LAND DESCRIBED IN PARCEL 3 OF THE FINAL ORDER OF CONDEMNATION NO. 496651, FILED JULY 23, 1945 AND ENTERED JULY 24, 1945 IN JUDGMENT BOOK 1553 PAGE 27, SUPERIOR COURT RECORDS OF SAID STATE; SAID LAST MENTIONED CURVE BEING CONCAVE SOUTHEASTERLY AND HAVING A RADIUS OF 905.00 FEET; A RADIAL LINE OF SAID CURVE TO SAID INTERSECTION BEARS NORTH 51 DEGREES 34 MINUTES 36 SECONDS WEST; THENCE SOUTHWESTERLY AND CONTINUING ALONG SAID CURVE, 94.25 FEET THROUGH A CENTRAL ANGLE OF 5 DEGREES 58 MINUTES 02 SECONDS TO A POINT IN A CURVED LINE BEING CONCENTRIC WITH AND DISTANT SOUTHEASTERLY 40.00 FEET MEASURED RADIALLY FROM SAID NORTHWESTERLY LINE OF SAID RIGHT-OF-WAY, 100.00 FEET WIDE; SAID LAST DESCRIBED CURVE BEING CONCAVE SOUTHEASTERLY AND HAVING A RADIUS OF 11,663.40 FEET; A RADIAL LINE OF SAID CURVE TO SAID POINT BEARS NORTH 29 DEGREES 38 MINUTES 43 SECONDS WEST; THENCE SOUTHWESTERLY 636.65 FEET ALONG SAID CONCENTRIC CURVE THROUGH A CENTRAL ANGLE OF 3 DEGREES 07 MINUTES 39 SECONDS, TO THE NORTHEASTERLY LINE OF TWENTIETH STREET,
70.00 FEET WIDE, AS SHOWN ON THE MAP OF TRACT NO. 9774 IN SAID CITY AND RECORDED IN BOOK 140 PAGES 64 AND 65 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY; THENCE ALONG SAID LAST DESCRIBED NORTHEASTERLY LINE NORTH 44 DEGREES 45 MINUTES 25 SECONDS WEST 40.88 FEET TO ITS INTERSECTION WITH SAID CURVE NORTHWESTERLY LINE OF SAID RIGHT-OF-WAY, 100.00 FEET WIDE; SAID LAST MENTIONED CURVE BEING CONCAVE SOUTHEASTERLY AND HAVING A RADIUS OF 11,703.40 FEET; A RADIAL LINE OF SAID CURVE TO SAID INTERSECTION BEARS NORTH 32 DEGREES 48 MINUTES 53 SECONDS WEST; THENCE NORTHEASTERLY 732.79 FEET ALONG SAID CURVE, THROUGH A CENTRAL ANGLE OF 3 DEGREES 35 MINUTES 15 SECONDS TO THE POINT OF BEGINNING.

PARCEL 3.

NON-EXCLUSIVE EASEMENTS FOR THE PURPOSES OF VEHICULAR AND PEDESTRIAN INGRESS AND EGRESS, PARKING TOGETHER WITH THE RIGHT TO USE A PARKING TICKET COLLECTION BOOTH, AS PROVIDED FOR IN THAT CERTAIN DOCUMENT ENTITLED "SECOND DECLARATION OF PROTECTIVE COVENANTS AND RESTRICTIONS AND RECIPROCAL EASEMENT AGREEMENT FOR THE ARBORETUM" RECORDED NOVEMBER 23, 1994 AS INSTRUMENT NO. 94-2115484, OVER LOT 6 AND THOSE PORTIONS OF LOTS 4 AND 5 OF TRACT NO. 49694, RECORDED IN BOOK 1175 PAGES 37 TO 40 INCLUSIVE OF MAPS, SHOWN AS PARCEL C OF THE CERTIFICATE OF COMPLIANCE NO. WPM 96-01, RECORDED APRIL 4, 1997 AS INSTRUMENT NO. 97-512250.

--------------------------------------------------------------------------------

                                   EXHIBIT E
                                   ---------

                                     DEED


                                [Form attached]

                                     DEED
                                     ----

RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:


MAIL TAX STATEMENTS TO:


--------------------------------------------------------------------------------
                    (Above Space For Recorder's Use Only)
     The undersigned grantor declares:
     Documentary Transfer Tax is shown on a separate sheet attached to this deed and is not a part of the public record.

--------------------------------------------------------------------------------

                                  GRANT DEED

FOR A VALUABLE CONSIDERATION, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED, Santa Monica Number Seven Associates L.P., a Delaware limited partnership ("Grantor"), hereby grants to Kilroy Realty L.P., a Maryland limited partnership, that certain real property described on Exhibit "A" attached hereto and made a part
                                   -----------
hereof (the "Property"), TOGETHER with all improvements located thereon and all rights, privileges, easements and appurtenances of Grantor appertaining to the Property and all right, title and interest of Grantor in, to and under adjoining streets, rights-of-way and easements.

DATED: _____________, 1997

GRANTOR: SANTA MONICA NUMBER SEVEN ASSOCIATES L.P., a Delaware limited partnership

         By: COLORADO PHASE III L.P., a California limited partnership Its General Partner

               By: COLORADO PHASE III, INC., a California corporation Its General Partner

                    By:___________________________

                    Name:_________________________

                             SEPARATE STATEMENT OF
                           DOCUMENTARY TRANSFER TAX
                           ------------------------

County Recorder
Los Angeles County

Gentlemen:

          In accordance with Revenue and Taxation Code Section 11932, it is requested that this Statement of Documentary Transfer Tax due not be recorded with the attached deed, but be affixed to the deed after recordation and before return as directed on the deed.

          The deed names the undersigned as Grantor, and Kilroy Realty L.P.,a Maryland limited partnership, as Grantee.

          The undersigned Grantor declares:

     A.   The purchase price for the property is $31,000,000.

     B. The documentary transfer tax is $34,100,based upon $1.10 per $1,000 of property value.

     C. The real property being transferred is located in the City of Santa Monica, County of Los Angeles, State of California, as more particularly described in the deed.

          Very Truly Yours,

          SANTA MONICA NUMBER SEVEN ASSOCIATES L.P., a Delaware limited partnership

          By: COLORADO PHASE III L.P., a California limited partnership Its General Partner

               By: COLORADO PHASE III, INC., a California corporation Its General Partner

                    By:___________________________

                    Name:_________________________

                                   EXHIBIT F
                                   ---------

                                 BILL OF SALE


          FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby expressly acknowledged, Santa Monica Number Seven Associates L.P., a Delaware limited partnership, hereby assigns, transfers and conveys a fee interest to Kilroy Realty L.P., a Maryland limited partnership ("Buyer"), in and to all of the Personal Property (including the personal property listed on
Schedule 1 attached hereto) and Intangible Property of Seller, as such terms are
----------
defined in that certain Agreement for Purchase and Sale of 2100 Colorado Avenue, Santa Monica, California dated as of June 16, 1997, by and between Seller and Buyer (the "Purchase Agreement"). The foregoing conveyance is made pursuant to, and is subject to the terms and conditions of, the Purchase Agreement.

          Seller hereby warrants to Buyer that it is the lawful owner of the Personal Property and the Intangible Property, that the Personal Property and Intangible Property are free of all encumbrances and that Seller has good right to sell the Personal Property and the Intangible Property.

          IN WITNESS WHEREOF, Seller has executed this Bill of Sale as of _________ 1997.

          SELLER:

          SANTA MONICA NUMBER SEVEN ASSOCIATES L.P., a Delaware limited partnership

          By: COLORADO PHASE III L.P., a California limited partnership Its General Partner

               By: COLORADO PHASE III, INC., a California corporation Its General Partner

                    By:___________________________

                    Name:_________________________

                                  SCHEDULE 1
                                  ----------

                               Personal Property

 .    Miscellaneous power and hand tools located at the Property.
 .    Plans, files and documents stored on-site at the Property.

                                   EXHIBIT G
                                   ---------

                 ASSIGNMENT OF LEASES AND INTANGIBLE PROPERTY


          FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby expressly acknowledged, Santa Monica Number Seven L.P., a Delaware limited partnership ("Assignor"), hereby assigns, transfers and conveys to Kilroy Realty L.P., a Maryland limited partnership ("Assignee"), all of the landlord's right, title and interest in and to the Sony Lease and the Intangible Property, as those terms are defined in that certain Agreement for Purchase and Sale of 2100 Colorado Avenue, Santa Monica, California dated June 16, 1997 (the "Agreement"), entered into by and between Assignor, as "Seller," and Assignee, as "Buyer."

          In accordance with the Agreement, Assignee hereby assumes all obligations of Seller as landlord under the Sony Lease, as tenant under the MTA Lease and as owner of the Intangible Property (including, without limitation, Assignor's rights and interests as a party to the Contracts) to the extent such obligations arise on or after the date of this Assignment (collectively, the "Assigned Obligations"), and Assignee agrees to indemnify and defend Assignor against, to hold Assignor harmless from, and to reimburse Assignor for, any and all loss, cost, liability and expense (including attorneys' fees) arising out of or relating to any breach or alleged breach of the Assigned Obligations occurring (or alleged to have occurred) on or after the date of this Assignment.

          Assignor agrees to indemnify and defend Assignee against, to hold Assignee harmless from, and to reimburse Assignee for, any and all loss, cost, liability and expense (including attorneys' fees) arising out of or relating to any breach or alleged breach of any obligations of the Landlord under the Lease or as owner of the Intangible Property (including the Contracts) occurring (or alleged to have occurred) prior to the date of this Assignment.

          This Assignment may be executed in one or more counterparts. All counterparts so executed shall constitute one contract, binding on all parties, even though all parties are not signatory to the same counterpart.

          Any liability which may arise as a consequence of the execution of this Assignment by or on behalf of either Assignor or Assignee shall be a liability of Assignor or Assignee, as applicable, and not the personal liability of any trustee, corporate officer of a trustee, corporate officer of such party or employee of such party.

          IN WITNESS WHEREOF, Assignor and Assignees have executed this Assignment of Leases and Intangible Property as of _________, 1997.

                                           ASSIGNEE:
  ASSIGNOR:
                                           KILROY REALTY L.P., a Maryland
  SANTA MONICA NUMBER SEVEN                limited partnership
  ASSOCIATES L.P., a Delaware limited
  partnership

                                           By:  Kilroy Realty Corporation, A
  By:  COLORADO PHASE III L.P., a               Maryland corporation
       California limited partnership           Its General Partner
       Its General Partner
                                                By:_____________________
       By:  COLORADO PHASE III,
       INC., a California                       Name:___________________
       corporation
       Its General Partner                      Title:__________________

       By:______________________
                                                By:_____________________
       Name:____________________
                                                Name:___________________
       Title:___________________
                                                Title:__________________




                              Exhibit G - Page 2

                                   EXHIBIT H
                                   ---------

                            DUE DILIGENCE MATERIALS

             DUE DILIGENCE MATERIALS

--------------------------------------------------------------------------------

1. Materials provided on or before May 30, 1997 from Lowe Enterprises:

     A.   SOIL REPORTS
          ------------

          Report of Foundation Investigation - (June 13, 1991)
               Law/Crandall
          REPORT OF PRELIMINARY FOUNDATION INVESTIGATION - (OCT08ER 3,
          1985)
          Report of Ground Motion Studies - (December 26, 1989)
               LeRoy Crandall And Associates
          Report of Geotechnical Investigation - (April 17, 1997)
               Law/Crandall
          Report of Foundation Investigation - (December 4, 1989)
          Geotechnical Executive Summary - (Letter dated April 10, 1997) Proposal for Geotechnical Investigation (Letter dated February 24,
          1997)

     B    ENVIRONMENTAL
          -------------

          Report of Environmental Assessment - (November 3, 1988)
               LeRoy Crandall And Associates
          Environmental Materials packet
          Report of Building Survey For Asbestos-Containing Materials - (dated November 2, 1988)
               Letco Associates, Inc.
          Letter RE: Hydrocarbon Leakage - (dated October 15, 1986
               Southmark Pacific Corp.
          Report of Environmental Assessment And Geologic-Seismic Hazards Study
          - (dated November 3, 1988).
               LeRoy Crandall And Associates
          Memo from Mac to Marcia with attachments - (dated November 1, 1996) Supplementary Environmental Information
               LeRoy Crandall And Associates
          Report of Phase I Environmental Site Assessment - (dated November 21,
          1996)
               Law/Crandall

     C.   COPIES OF SERVICE AGREEMENTS & CONTRACTS - (Delivered 5/30 via FEDX)
          --------------------------------------------------------------------
          L.E. PROPERTY MANAGEMENT FILES

          1.  Property Management Agreement - Santa Monica Lowe Partners
          2.  Roofing And Waterproofing Warranty - Owen Pacific
          3.  Pest Control Service Agreement - ORKIN
          4.  Parking Management Contract - Century Parking, Inc.
          5.  Landscaping Agreement - Live Art Plantscapes
          6.  Carpet/Wood Floors Agreement- InTex Services
          7.  HVAC Service Contract - Imperial Air Conditioning Corp.
          8.  Elevator Maintenance Agreement - Schindler Elevator Corp.
          9.  Water Waste Treatment Agreement - Integrated Performance
          10. Window Washing - Skyline Services
          11. Fish Pond Service - Asahi Fancy Koi, Inc.

EXHIBIT H - DUE DILIGENCE MATERIALS

--------------------------------------------------------------------------------


     D.  Preliminary Title Report as of May 8th 1997
     E.  Amended CC&R's
     F.  Copy of Certificate of Occupancy
     G.  Plans for the Sony Music Project:
               . Architectural
               . Electrical
               . Structural
               . Plumbing
               . HVAC
     H.  Closure report from Clean Up Technologies, RE: Soils
     I.  Water Treatment Agreement & Plans
     J.  Schindler Elevator Corporation Contract
     K.  Real Estate Tax Services Contract
     L.  Monthly Operating Reports - 01/97 - 04/97

II. Due Diligence Documentation - (Delivered May 5, 1997 by AEW)

     1.  Year End Financial Statements: 1994-1996
     2.  Non Reimbursable Expense Worksheet
     3.  Development Agreement
     4. Declaration of Protective Covenants, Conditions, and Restrictions and Reciprocal Easement Agreement for the Arboretum
     5.  Arboretum Settlement Agreement
     6.  Director's Action by Unanimous Written Consent, The Arboretum
         Association
     7.  Memo re: Parking Requirement Calculations
     8.  MTA Lease
     9.  Sony Music Lease
     10. Correspondence re: Lease Renewal
     11. Structural Engineering Reports
     12. Correspondence re: facade Repair/Retrofit Project
     13. First Cause of Action/Lowe Development Corp. vs. Orange County
         Plastering
     14. Correspondence re: Orange County Plastering lawsuit
     15. Settlement Agreement
     16. Sony Office Lease
     17. Operating Expense Reconciliation
     18. CLA File C-1439 Site Observation Report #1 through #6
     19. Preliminary Project Report
     20. Excerpt from December 1995 Appraisal
     21. Floor Plans
     22. Certificate of Insurance
     23. Replacement Cost Memorandum
     24. Correspondence: Remediation Program
     25. Phase I Environmental Assessment (performed for Lincoln Property Co. on the Arboretum site which is adjacent to Sony Music Campus).

EXHIBIT H - DUE DILIGENCE MATERIALS

--------------------------------------------------------------------------------

III  List of all files/information in Lowe Enterprises Possession:

A.        SONY ASSET MANAGEMENT FILES
          ---------------------------
          LE - 9TH  Floor - (S. Sanchez/R. Newman files)

           1.  ADP
           2.  Aldrich Eastman Waltch
           3.  Budget 1996
           4.  Business Plan
           5.  Correspondence
           6.  Credit Lyonnais
           7.  Development/Property Management Agreement
           8.  Earthquake Costs
           9.  Insurance
           10. Leaks
           11. Sony Lease
           12. John Lewis
           13. Monthly Reports
           14. Parking
           15. Business Plan & Quarterly Operating Reports
           16. Property Management
           17. Operating Expense Reconciliation
           18. City of Santa Monica
           19. Soils (closure)
           20. SMNSA Budget
           21. CCR's
           22. Development Agreement
           23. Environmental
           24. Soils Reports

B.        ARBORETUM DEVELOPMENT & SONY FILES
          ----------------------------------
          LE - FILE STORAGE (9TH FLOOR)

           1.  DA Amendment City Council
           2.  ADP/SMNSA - Final Settlement Agreement
           3. EIR/Planning Commission for Processing of ARBO-DA Amendment #2 - 1994
           4.  Arboretum Development Agreement Amendment Two
           5.  Development Agreement
           6.  ADP Settlement Agreement - 11/94
           7.  Amendment Arboretum CC&R's - 11/94
           8.  Architectural Committee
           9.  ADP Arboretum DA Amendment - City Council
           10. Sony/Arbor Business License
           11. ADP/SMNSA - Issues/Settlement
           12. ADP/SMNSA - Issues/Settlement - 1993
           13. ADP/SMNSA - Declarancy Suit/Settlement Agreement
           14. ADP/SMNSA-DA-Amendment Suit
           15. Arbor Association

EXHIBIT H - DUE DILIGENCE MATERIALS

--------------------------------------------------------------------------------

           16. ADP/SMNSA
           17. ARBO - Watergarden vs. ADP
           18. SMNSA 1993 Financials
           19. ADP - CC&R's
           20. Arboretum - Development/Property Management
           21. Arboretum - Lawrence & Harding
           22  Sony - Earthquake Restoration
           23. Sony - Earthquake Costs/Draws
           24. Sony - "C of O"
           25. SMNSA Tax Appeal
           26. SMNSA Monthly Reports
           27. Sony Correspondence
           28. Sony - Water damage/Kemper
           29. Sony - Leaks
           30. Sony - "Awards" files
           31. Sony Soils
           32. Sony "Sale" Proposal
           33. Sony Music Campus/SM (Law/Crandall, Inc.)
           34. Sony Music Campus City of S.M.
           35. ARBOR 20/20 Video
           36. RTC/San Jacinto Loon Pool v Purchase
           37. Sub-Contractors/Suppliers List
           38. Sub-Lease Form
           39. Personnel
           40. Service Call Log
           41. Chron File
           42. Outstanding Leases
           43. Arboretum Aerials
           44. Arboretum Hotel Site
           45. Arboretum - Project Description
           46. Arboretum- Peck/Jones
           47. Pre-Construction Agreement
           48. Arboretum - Gensler Architectural Contract with S.M Lowe Partners, L.P.

C. ADP/SMNSA FILES
   ---------------
   LE - BOXED IN STORAGE ROOM

           1.  ADP Suit O9.13.1994
           2.  ADP/Lowe/AEW Fraud Suit (correspondence)
           3.  ADP/Lowe/AEW Fraud Suite
           4.  ADP/SMNSA - "Declarancy Suit"
           5.  ADP/SMNSA - "Declarancy Suits" (correspondence)
           6.  ADP/SMNSA - DA Suite Discovery
           7.  ADP/SMNSA "# Votes" Association Suit
           8.  ADP/SMNSA DA Amendment Suit
           9.  ADP/SMNSA DA Amendment Suit (correspondence)
           10. ADP/SMNSA Settlement Drafts/Discussions

EXHIBIT 1l - DUE DILIGENCE MATERIALS

--------------------------------------------------------------------------------


            11. Number Two (7/26/94)
            12. Sony to be approved (Charlotte's Construction Administration)

D.          CONSTRUCTION PLANS & FILES
            --------------------------
            Sony Garage Storage

             1. Construction Plans: TI And Shell
             2. Construction Files: Reports, Budgets, Draws Process,
                 Inspections, etc.

E.        SONY PROPERTY MANAGEMENT FILES
          ------------------------------
          LE - 9th Floor Files - Property Management

             1. Air Quality Management
             2. American Industrial Supply
             3. Appraisal 1995
             4. Awnings
             5. Back-up Power System
             6. Browning Ferris Industries
             7. Business License
             8. Business Plan/Budget
             9. Budget & Business Plan
            10. Budget Notes
            11. Carpet - Masland Carpets Inc.
            12. Carpet/Wood Floors - Intex Services
            13. Carpet/Wood Floors - Service Tickets (Intex)
            14. Carpet/Wood Floors - 1995
            15. Certificate of Occupancy
            16. Chambers of Commerce
            17. City of Santa Monica
            18. Claim Handling Procedures
            19. Columbia - Reception Desk
            20. Columbia - West Conference Room
            21. Columbia - Conference Room
            22. Columbia - Mat
            23. Columbia - Skylight
            24. Construction - Agreement
            25. Construction - Saunders Construction
            26. Construction Loan
            27. Correspondence - Lease
            28. Correspondence - NewLowe Construction
            29. Correspondence - Sergio Navarro
            30. COX Industrial
            31. CPI Increases
            32. Credit Applications
            33. Dalon Engineering
            34. Draperies
            35. Doors - Hardware (S&S)

EXHIBIT H - DUE DILIGENCE MATERIALS

--------------------------------------------------------------------------------

            36. Doors
            37. Doors - (Walters & Wolf)
            38. Employee Listings
            39. Earthquake - ACCO
            40. Earthquake - Releases
            41. Earthquake - Carpets
            42. Earthquake - AEW Draw Requisition
            43. Earthquake - Revised Earthquake Budget
            44. Earthquake - Damage Meeting
            45. Earthquake - EDA Reports
            46. Earthquake - Emergency Shut Offs
            47. Earthquake - Facility Memorandums
            48. Earthquake - Indoor Air Quality
            49. Earthquake - Information to Tenants
            50. Earthquake - Related Invoices
            51. Earthquake - Punch Lists
            52. Earthquake - Painting
            53. Earthquake - Repairs- LDC
            54. Earthquake - Seismic Engineering Association
            55. Earthquake - Studio
            56. Earthquake - Thetford
            57. Earthquake - Video Tapes
            58. Earthquake - TRL
            59. Earthquake - Water Damage/lnsurance
            60. Earthquake - Waterproofing Repairs
            61. Electrical - Halo Electric
            62. Elevators - Permits
            63. Elevators - Schindler
            64. Elevators- Safety Materials
            65. Emergency Contact List
            66. Environment Air Quality
            67. Phantom Direct (Vacuum Cleaner)
            68. Fire - Fire Life & Safety
            69. Fire - Instant Fire Protection
            70. Fire - Studio Pre-action System
            71. Fire - Monitoring
            72. FIRE - Grinnel Fire Protection
            73. FIRE - Fire Sprinklers
            74. Fire - World Fire Protection
            75. Floor Cleaning
            76. Furniture Floor Plans
            77. Flooring - Pacific Flooring Inc.
            78. Garage Door- Vortex
            79. Garbage Collection (BFI)
            80. GILL Construction (Energy Management)
            81. Glass - Glass Table/Columbia Building
            82. Glass - Lynden Glass Company
            83. Glass - Swartz Glass Company
            84. Hazardous Waste Manifest

EXHIBIT H-DUE DILIGENCE MATERIALS

--------------------------------------------------------------------------------

85. HVAC-Imperial A/C
86. HVAC-A/C Data Room
87. HVAC-Notes
88. Indoor Air Quality
89. Images of
90. Insurance-Insurance Claims Procedures
91. Insurance-Miscellaneous Certificates
92. Insurance-Sony
93. Insurance-Vendor Correspondence 1994
94. Janitorial-Gemini Excellence In Maintenance
95. Janitorial-MainTech
96. Janitorial-John Kalodner
97. Landscaping-Landscaping
98. Landscaping-Live Art PlantScapes
99. Leaks-Leaks
100.Leaks-Water Leaks
101.Legal-Bisno Settlement Agreement
102.Legal-Greenwood Suit
103.Legal-Legal 1
104.Legal-Legal 2
105.Legal-Notices
106.Lighting-3rd Floor Conference Room
107.Lighting-Art Gate Lighting
108.Lighting-Christopher Electrical Service
109.Lighting-Graham Lighting
110.Lighting-Midwest Wholesale Lighting
111.Lighting-Regency Lighting
112.Lock-Lock Combinations
113.Lock-Master Keys
114.Lock-Manchester Lock & Key
115.Mailroom
116.Maintenance Logs-Jan-June 1997
117.Maintenance Logs-Jul-Dec 1997
118.Maintenance Requests 1996
119.Preventive Maintenance Calendar
120.Metropolitan Transportation Authority
121.1994 Operating Expense Reconclliation
122.1994 Actual Operating Expense-Reimbursement
123.Operating Expenses
124.Painting-A-1 Work Painting
125.Painting-Duggan & Associates
126.Painting-Painting
127.Parking
128.Parking-Century
129.Parking Fees
130.Pest Control-Orkin Pest Control
131.Pest Control-Advance
132.Photographs
133.Pizzulli Associates, Inc

EXHIBIT H - DUE DILIGENCE MATERIALS

--------------------------------------------------------------------------------

          134. Planter Drains
          135. Plumbing - All Area Plumbing Inc.
          136. Plumbing - Backflow Testing
          137. Plumbing - Plumbing Information
          138. Plumbing - Faucets
          139. Plumbing - Fish Pond
          140. Plot Plan
          141. Property Management File
          142. Proposition 65 Signage
          143. Power Outage/Generator
          144. Prudential Overall Supply
          145. Roof - Warranty File
          146. Roof - Owen Pacific Roofing
          147. Roof - San Marino Roof Company, Inc.
          148. Sam's U-Drive
          149. Satellite Dish
          150. Security - GuardsMark Incident Reports
          151. Security - Melvin Barnum Security
          152. Security - ADT Access Card
          153. Security - Security Access Fax
          154. Signage - Carl Berkhout, Inc.
          155. Signage - CAS
          156. Signage - Signage Page
          157. Signage - Plan
          158. Power - Southern CA Edison
          159. Power - Southern CA Millwork
          160. Power - Door Veneers
          161. Stairwells - Vinyl Samples
          162. Stairwells - Railing Corp. Building
          163. Studio
          164. Studio - Notices - Phil Kaye
          165. Studio Security
          166. Studio - Correspondence
          167. Studio- Sample (Marmoleum)
          168. Studio Basketball Court
          169. Sub-contractors List
          170. Sump Pump (Cox Industry)
          171. Tape Library
          172. Taxes - Tax Appeal
          173. Taxes - Real Estate Tax Service
          174. Taxes - KRMG Peat Marwick
          175. Taxes - Property Tax Appeal
          176. Teleco Room
          177. Teledata Room
          178. Teledata Room Expansion
          179. T.I. Buildout
          180. Tool Inventory
          181. TRL Systems
          182. Valuation Data Summary

EXHIBIT H - DUE DILIGENCE MATERIALS

--------------------------------------------------------------------------------

          183.  Wall Finishing (Interior)
          184.  Warehouse - AVID Room
          185.  Water Heater Temps
          186.  Water Leaks
          187.  Water Treatment
          186.  Waste Treatment - (IPC)
          189.  Waste Treatment - (Thetford Systems)
          190.  West Coast Elevator Pads
          191.  Westwood Wholesale Electric
          192.  Window Washing - Skyline Service
          193.  Wood Trends
          194.  Zee Medical Service.


F.   CONSTRUCTION FILES
     ------------------
     Jamie Daugherty's files at NewLowe

     (1)   SONY STRUCTURAL RETROFIT CONTRACT FILES
           ---------------------------------------

          1.  AEW/Santa Monica Number Seven Associates
          2.  Dimitry Vergun
          3.  Owner/Contractor Agreement (Santa Monica #7 & LECG)
          4.  Sony Music
          5.  Ted Gropman
          6.  TruForm Construction
          7.  Tuttle & Taylor
          8.  Building Analytics
          9.  Bob Dampf - Expense Reports
          10. Chris Barr Painting
          11. Daily Construction Reports
          12. Memos - Rick Newman
          13. Memos - Aida Goodbarian
          14. Memos - Bob Dampf
          15. Settlement Information - Orange County Plastering
          16. Santa Monica Number Seven
          17. Truform Construction
          18. Memos to Aida Goodbarian
          19. Memos to Bob Dampf

     (2)  SONY EARTHQUAKE REPAIR - CONTRACT FILES
          ---------------------------------------
          1.  ACCO
          2.  Advanced Waterproofing
          3.  Aldrich, Eastman & Waltch
          4.  American Bonding Company
          5.  Arend & Associates
          6.  Booth, Mitchell & Strange
          7.  Carmel Architectural Sales
          8.  Carnevale & Lohr
          9.  Chris Barr Painting

EXHIBIT H - DUE DILIGENCE MATERIALS

--------------------------------------------------------------------------------

                10. Christopher Electric
                11. Civic Engineering
                12. Clean Up Technology
                13. CAN Insurance
                14. Continental Studio Builders
                15. Dalan Engineering
                16. Devco Engineering
                17. Dimitry Vergun
                18. Duggan & Associates
                19. Fetzers, Inc.
                20. GSC Associates
                21. Harry S. Peterson
                22. Home Insurance
                23. Integrated Performance Consultants
                24. International Marble
                25. Intex Service

            (3) EARTHQUAKE REPAIR (2-LEAF)
                --------------------------
                1.  Arend & Associates
                2.  As-Built Information
                3.  Attic Stock Carpet
                4.  Backup Power System
                5.  Bid Analysis
                6.  Budget Estimates - Earthquake
                7.  Building Department
                8.  Carpet Issues - Masland Mills
                9.  Closeout Schedule
                10. Construction Estimates
                11. Devco Design Calculations
                12. Door Survey
                13. Earthquake Repair Log - Exterior Damage
                14. Earthquake Repair Log Interior Damage
                15. Elevator Information
                16. Epic Facade Failure Repair Costs
                17. Estimates - Misc. T.I.'s
                18. Estep & Sons
                19. GC Fee Calculation
                20. Har-Bro Construction - EQ Retro Estimate
                21. Halco Electric
                22. Integrated Performance Consultants
                23. Job Cost Information
                24. Karmey Waterproofing - Insurance Claim
                25. Leak Survey
                26  Maintenance
                27. Masland Carpets Inc.
                28. Mediation Information
                29. Meeting Minutes - Sony
                30. Memos Aida Goodbarian

EXHIBIT H - DUE DILIGENCE MATERIALS

--------------------------------------------------------------------------------


               31.  Memos Angie Olmos
               32.  Memos Cindy Buddes
               33.  Memos Debra Masuda
               34.  Memos Diane Thompson
               35.  Memos Gary Bertisch
               36.  Memos Janice Clark
               37.  Memos Jeanette Iverson
               38.  Memos Jim Arend
               39.  Memos Mitch Rozalsky
               40.  Memos Rick Newman
               41.  Memos Vincent Adams
               42.  Metalurgical Testing Corporation
               43.  Planters
               44.  Punchlist
               45.  Schedules
               46.  Settlement Information - O.C.P.
               47.  Shapiro - Ben Basat
               48.  Sony Music Lease 1630 21st
               49.  Structural Information
               50.  Subcontractor List
               51.  Waterproofing
               52.  Westland Heating & Air
               53.  Zenon

           (4) SONY PROJECT EARTHQUAKE REPAIRS #2
               ----------------------------------

                1.  Advance Waterproofing
                2.  Daily Reports
                3.  Pizzulli
                4.  Ismail & Otova
                5.  Steven Ehrlich
                6.  Seismic Engineering Assoc.
                7.  ACCO
                8.  Truform Construction
                9.  Continental Studio builders
                10. Fetzers Inc.
                11. Sony
                12. Deimitry K. Vergun
                13. Kemper Insurance
                14. Sheldon Pollack;
                15. International Marble
                16. Devco Engineering
                17. AEW
                18. Smith Emery Company
                19. Home Insurance
                20. Ted Gropman
                21. GSC & Associated
                22. CNA Insurance
                23. Toshco

EXHIBIT H - DUE DILIGENCE MATERIALS

--------------------------------------------------------------------------------

                24. Cleanup Technology
                25. Western Office Interiors
                26. American Bonding Company
                27. Thetford Systems
                28. Intex Services, Inc.
                29. Christopher Electric
                30. Johnson & Higgins
                31. Civic Engineering
                32. Marks & Golia
                33. Kirtland & Packard
                34. Sedgwick, Detert, Moran & Arnold
                35. Booth Mitchel & Strange
                36. Dalan Engineering
                37. Twining Laboratories
                38. Carnevale & Lohr, Inc.
                39. San Marino Roofing
                40. So. Cal. Millwork
                41. Truform Construction
                42. Orange County Plastering
                43. Lynden Glass
                44. HSP
                45. Duggan Painting
                46. Chris Barr Painting
                47. Pacific Flooring
                48. Masland Carpets

IV. AEW - SONY FILES
    ----------------

     A. Sony (Also, See Iron Mountain List)

          1993 Business Plan
          1994 Budget From Lowe Development
          1994 Business Plan
          1995 ABP
               1995 ABP - Draft Budget(s)
               1995 ABP - Leasing Assumptions & Market Info.
               1995 ABP - Valuation
          Arboretum Association
          Articles
          Issue: Power Outages
          Issue: Remediation Program: Clean-up Technology (cut)
          Issue: SCE Under Billing
          Issue: Seismic/PMI. Evaluation
          Issue: Soil Remediation Program
          Issue: Renewal/Expansion
          Litigation - 2O/20 Video v. CP Phase III, L.P., et al Litigation - Greenwood & Co. Development Corp. v.
               Lowe Development Corp.et al
          Litigation - Legal Bills
          Market - Water Garden Note Purchase
          Market - Water Garden Phase II Sale
          Marketing/Leasing
          Project Notes
          Roof Guarantees - Post Earthquake
          Tax Appeal - 1995/1996
          Valuation Strategy & Related Information (2/95)

B. IRON MOUNTAIN FILES

     1.9 Sony

          Bisno Dispute
               Bisno Dispute - ADP's Motion for Summary Adjudication
               Bisno Dispute - AEW Answer to Complaint (8/16/94)
               Bisno Dispute - AEW Response to Interrogatories
               Bisno Dispute - Association Issue
               Bisno Dispute - Attorney Evaluation
               Bisno Dispute - Comments for Public Hearing Planning Commission Bisno Dispute - Development Agreement Amendment
               Bisno Dispute - Draft EIR
               Bisno Dispute - Gensfer & Associates: Urban Design

                               Issues & Principles Paper/Drawings (11/94)
               Bisno Dispute - Litigation Strategy & Assessment by Tuttle &
                               Taylor (9/94)
               Bisno Dispute - Response to Draft EIR
               Bisno Dispute - Legal Bills
               Bisno Dispute - Letters To/From Adjacent Property/Land Owners Bisno Dispute - Litigation File
               Bisno Dispute - Memorandum of Right of First Refusal
               Bisno Dispute - "Nuisance" Lawsuit
               Bisno Dispute - Planning Staff Report/Correspondence (11/9/94) Bisno Dispute - Proposed Market Development
               Bisno Dispute - Real Estate Development Plans
               Bisno Dispute - Request For Resolution via Binding Arbitration Bisno Dispute - RTC Approval of Development Agreement (DA)
                               Amendment
               Bisno Dispute - Settlement Agreement (Fully Executed Original) Bisno Dispute - Settlement Proposal/Notes
               Bisno Dispute - SMNSA Opposition To Summary Adjudication
               Bisno Dispute - SMNSA Response to Planning Commission
               Bisno Dispute - SMNSA Responses to Specially Prepared
                               Interrogatories (11/94)
               Bisno Dispute - Status Report
               Bisno Dispute - Stipulation for Protective Order & Letters
                               To/From RTC
               Bisno Dispute - Summaries of Settlement Proposal
               Bisno Dispute - Urban Design Issues & Principles
               Bisno Dispute - Verified Complaint for Damages
               Bisno Dispute - Zoning Administrator Appeal
          Earthquake
               Earthquake - Change Orders
               Earthquake - Construction Related Correspondence
               Earthquake - Draw Request #1
               Earthquake - Draw Request #2
               Earthquake - Draw Request #3
               Earthquake - Draw Request #4
               Earthquake - Draw Request #5
               Earthquake - Draw Request #6
               Earthquake - Draw Request #7
               Earthquake - Draw Request #8
               Earthquake - Facade Failure/O.C. Plastering
               Earthquake - Landscape Planter Repairs
               Earthquake - Lease Review & Settlement Discussion
               Earthquake - LDC Fee Negotiation

               Earthquake - UT Testing Report
               Earthquake - Videotapes (2) of Earthquake Damage
               Earthquake - Water Damage Claim & Correspondence

   INDEX REFERENCE LIST - BOTTOM FILE DRAWER
ARBORETUM/BISNO RESTRUCTURING FILES
FILE NO.       FILE NAME

AB 1.1         Arboretum/Bisno:    Acquisition letters/memos/corresp
AB 2.1         Arboretum/Bisno:    Market Data Information
AB 3.4         Arboretum/Bisno:    TransAction Background Report
AB 3.5         Arboretum/Bisno:    1993 AEW Business Plan
AB 4.1         Arboretum/Bisno:    Grubb & Ellis Appraisal/Info.
AB 4.2         Arboretum/Bisno:    Lease/Sale Proposals/Offers
AB 5.3         Arboretum/Bisno:    Loan Restructuring
AB 6.1         Arboretum/Bisno:    Joint Venture Agreement
AB 6.3         Arboretum/Bisno:    AEW Investment Committee Minutes
AR 7.3         Arboretum/Bisno:    Marketing Agreement
AB 7.6         Arboretum/Bisno:    Letters of Intent
AB 7.6         Arboretum/Bisno:    Supermarket Proposals



ARBORETUM/SONY MUSIC CAMPUS FILES

AS 2.1         Arboretum/Sony:     West Side Office Market Data
AS 3.1         Arboretum/Sony:     Hazardous Waste
AS 3.3         Arboretum/Sony:     Lowe General Contractor
AS 3.3         Arboretum/Sony:     Marx/Okubo Review of Plans/Specs
AS 3.4         Arboretum/Sony:     Owners' Representative Proposals
AS 3.6         Arboretum/Sony:     1991 Business Plan
AS 3.6.1       Arboretum/Sony:     1993 AEW Business Plan
AS 4.1         Arboretum/Sony:     KTR Appraisal 11/92
AS 4.1         Arboretum/Sony:     CB Appraisal 5/17/91
AS 4.1         Arboretum/Sony:     Brown, Chudleigh Appraisal
AS 4.1         Arboretum/Sony:     LEA Assoc. Appraisal 6/21/91
AS 4.2         Arboretum/Sony:     Lease/Hotel Proposal
AS 5.3         Arboretum/Sony:     Credit Lyonnaise Financing
AS 5.3         Arboretum/Sony:     FNBC Construction Loan/Guaranty: Enviorn.
                                   Side Ltr.
AS 5.4         Arboretum/Sony:     First Chicago
AS 5.4         Arboretum/Sony:     SO PAC Restructure
AS 5.6         Arboretum/Sony:     Financing Proposals
AS 5.7         Arboretum/Sony:     Real Estate Taxes
AS 6.1         Arboretum/Sony:     Santa Monica #7 Assoc. L.P. Agreement
AS 7.2         Arboretum/Sony:     Change Orders
AS 7.2         Arboretum/Sony:     Architect's Agreement (Chrlich 4/11/91)
AS 7.7         Arboretum/Sony:     Release of Lot #7 - Release Docs. 5/12/91

                                   EXHIBIT I
                                   ---------
                               ESCROW AGREEMENT
                               ----------------

     This Escrow Agreement (this "Agreement") is entered into as of ___________,
                                  ---------
1997, by and among Santa Monica Number Seven Associates, L.P., a Delaware limited partnership ("Seller"), Kilroy Realty, L.P., a Delaware limited
                      ------
partnership ("Buyer") and Chicago Title Insurance Company ("Escrow Holder").
              -----                                         --------------

                                   RECITALS
                                   --------

     A. Buyer and Seller are the parties to that certain Agreement for Purchase and Sale of 2100 Colorado Avenue, Santa Monica, California dated as of June __, 1997 (the "Purchase Agreement"), pursuant to which Buyer has agreed to
                    ------------------
purchase from Seller certain real property and improvements located at 2100 Colorado Avenue and commonly known as the Sony Arboretum Building in Santa Monica, California and more particularly described in the Purchase Agreement, in accordance with the terms of the Purchase Agreement. Capitalized terms used but not defined herein shall have the meanings given to them in the Purchase Agreement.

     B. Buyer and Seller have agreed in the Purchase Agreement to establish an escrow account with respect to certain post-closing obligations of Seller.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Buyer, Seller and Escrow Holder do hereby agree as follows:

          1.   Appointment of Escrow Agent. Seller and Buyer hereby appoint and
               ---------------------------
designate Escrow Holder as the escrow agent for the purposes set forth herein, and Escrow Holder hereby accepts such appointment.

          2.   Deposit and Investment of Funds. Escrow Holder shall retain as of
               -------------------------------
the date of this Agreement, as trustee and fiduciary of Buyer and Seller, the Sony Lease Amount (as defined below) and the Seismic Retrofit Amount (as defined below) in an escrow account in the name of Buyer and Seller (the "Escrow
                                                                  ------
Account"), to be released from such Escrow Account only in accordance with the
-------
terms of this Agreement. Escrow Holder shall invest all amounts deposited into the Escrow Account (and all payments, collections, interest and other proceeds of any such investments) in (i) securities that are direct obligations of the United States of America for the full and timely payment of which the full faith and credit of the United States of America are pledged, maturing not later than 180 days following the date of this Agreement and cancelable at any time with prorated interest accrual and without penalty as to interest or principal or
(ii) money market accounts, bank repurchase agreements or such other investments as Seller may direct in writing, provided that Seller covenants to Buyer that all such investments shall be consistent with prudent institutional standards for short-term cash management investments and involve de minimis risk of loss of principal. Escrow Holder shall have no liability for any loss incurred by reason of any such investments, except for actions which result from its negligence or willful misconduct. All interest received with respect to the amounts in the Escrow Account shall be disbursed by Escrow Holder as provided in this Agreement.

          3.   Sony Lease Payments. Seller shall deposit into the Escrow
               -------------------
Account, from the proceeds of the Purchase Price on the Closing Date, an amount equal to $____________ (the "Sony Lease Amount") for the payment to Buyer of a
                             -----------------
supplement to base rent due and payable by Sony pursuant to the Sony Lease. Escrow Holder shall release to Buyer from the Escrow Account, on the first day of each month following the Closing Date and until release of the last payment for December 1, 1997, an amount equal to $72,081.44. If the Closing Date should occur on any date that is not the first day of the month, then the first such release of funds to Buyer shall be made on the Closing Date and prorated according to the number of days remaining in the month in which the Closing Date occurs. Any amounts payable to Buyer pursuant to this paragraph shall not be subject to increase based upon (i) any failure of Sony to pay in a full and timely fashion any rental due under the Sony Lease or (ii) any termination or modification of the Sony Lease by Buyer.

          4.   Seismic Retrofit Escrow.
               -----------------------

          (a) Amount of Holdback.  Seller shall deposit into the Escrow Account,
              ------------------
from the proceeds of the Purchase Price on the Closing Date, an amount (the "Seismic Retrofit Holdback") equal to the sum of (i) the estimated cost to complete the Retrofit Work determined pursuant to Section 4.7 of the Purchase Agreement (the "Seismic Retrofit Amount"); plus (ii) twenty-five percent (25%) of the Seismic Retrofit Amount, as adjusted from time to time (the "Seismic Retrofit Contingency"). If the estimated cost to complete the Retrofit Work is increased after the Close of Escrow, then the Seismic Retrofit Amount and the Seismic Retrofit Contingency shall be increased accordingly. The Retrofit Work shall be supervised by Seller to its completion in accordance with the Construction Contract.

          (b) Progress Payments.  Seller shall have the right to a release of
              -----------------
portions of the Seismic Retrofit Amount upon satisfaction of the following conditions:

               i. Seller's written request (delivered not more often than once per month) for a portion of the Seismic Retrofit Amount to be released, delivered to Buyer and Escrow Holder along with copies of invoices evidencing such amounts, certification by Dimitry Vergun that the work covered by such request and invoices has been completed, conditional lien releases for the work covered by the payment request and unconditional lien releases for any work covered by prior payment requests;

               ii. Seller's and the general contractor's statement of the estimated cost to complete the Retrofit Work;

               iii. Buyer's approval of the work covered by the payment request, provided that if Buyer fails to disapprove of any such work within five
(5)
business days after receipt of such payment request, Buyer shall be deemed to have approved of same; and

               iv. Seller having deposited in the Escrow Account the amount by which the estimated cost to complete the Retrofit Work (as adjusted from time to time) exceeds the unfunded portion of the Seismic Retrofit Amount, plus the amount by which the Seismic Retrofit Contingency has been increased due to the increase in estimated cost to complete the Retrofit Work.

          (c) Release of Balance of Seismic Retrofit Holdback.  The Seismic
              -----------------------------------------------
Retrofit Contingency shall not be released to Seller until the conditions set forth in this Section (c) are satisfied. The unfunded portion of the Seismic Retrofit Holdback shall be released to Seller upon the satisfaction of the following conditions:

               i. Completion of the Retrofit Work and certification by Dimitry Vergun that the Retrofit Work has been completed;

               ii. Correction of any work disapproved by Buyer in Buyer's reasonable opinion, provided that if Buyer fails to disapprove of any such work within five (5) business days after receipt of such payment request, Buyer shall be deemed to have approved of same;

               iii. Receipt of all governmental approvals, certificates of occupancy and final sign-offs as may be required by applicable laws;

               iv. Provision to Buyer of all photographs, deputy inspector's certificates, records and descriptions of the Retrofit Work in Seller's possession, as the same may be reasonably requested by Buyer;

               v. Receipt of unconditional lien releases from the general contractor and all subcontractors and suppliers; and

               vi. The expiration of the mechanics' lien period without any lien having been filed.

          (d) Objection to Release of Funds.  Escrow Holder shall release the
              -----------------------------
requested funds to Seller unless Buyer delivers written notice to Escrow Holder of its objection to such release within seven (7) business days of Buyer's receipt of the applicable request, provided that Buyer may only object to such release on the basis that the conditions set forth in Sections (c) and (d) above have not been satisfied.

          (e) Completion: Resolution of Disputes.  Seller shall complete the
              ----------------------------------
Retrofit Work within one hundred eighty (180) days following the Closing Date. If the Retrofit Work has not been completed by such date, then, in addition to any other rights and remedies which Buyer may have, Buyer shall have a right to the release of funds then resident in the Escrow Account with respect to the Seismic Retrofit Amount. Buyer shall only be entitled to use such funds for the completion of the Retrofit Work. If the funds so released to Buyer exceed the amount necessary for Buyer to complete the Retrofit Work; Buyer shall retain such excess. Any disputes regarding the completion of the Retrofit Work shall be resolved by a neutral third party agreed upon between Buyer and Seller, whose decision shall be binding. If Buyer and Seller are unable to agree on a neutral third party, either party may apply to the court to appoint a neutral structural engineer with experience in projects similar to the Retrofit Work.

          5.   Release of Other Funds.
               ----------------------

          (a) Seller shall have the right to withdraw from time to time any interest accrued on funds resident in the Escrow Account.

          (b) Seller shall have the right to a release of all funds then resident in the Escrow Account with respect to the Sony Payment Amount following the final monthly release of funds by Escrow Holder to Buyer on account of the Sony Lease on December 1, 1997.

          6.   Termination.  This Agreement shall terminate upon the written
               -----------
instruction of each of the parties to this Agreement.

          7.   Hold Harmless.  Buyer and Seller jointly and severally hereby
               -------------
agree to protect, defend, indemnify and hold harmless Escrow Holder from and against any and all liability, claims, including without limitation demands, losses, damages, actions and causes of action, and to reimburse expenses, costs and reasonable attorneys' fees which Escrow Holder, at any time, may sustain or incur in connection with this Agreement, excepting claims, demands, losses, damages, actions and causes of action caused by the negligence or willful misconduct of Escrow Holder. Escrow Holder may act upon any instrument or other writing believed by it in good faith to be genuine and to have been signed or presented by the proper person and shall not be liable to any party hereto in connection with the performance of its duties hereunder, except for its own negligence or willful misconduct. Escrow Holder's duties shall be determined only with reference to this Escrow Agreement and applicable laws, and Escrow Holder is not charged with knowledge of or any duties or responsibilities in connection with any other document or agreement. If in doubt as to its duties and responsibilities hereunder, Escrow Holder may (i) consult with counsel of its choice and shall be protected in any action taken or omitted in connection with the written advice or opinion of such counsel; or (ii) place the matter before any court of competent jurisdiction, transferring to the court the entire balance of the Escrow Account, whereupon Escrow Holder shall be relieved of any further obligations hereunder.

          8.   Escrow Costs and Fees.  All fees and costs of Escrow Holder in
               ---------------------
connection with the escrow contemplated by this Agreement shall be shared equally by Seller and Buyer.

          9.   Notices. All notices or other communications required or provided
               -------
to be sent by either party shall be in writing and shall be sent by United States Postal Service, postage prepaid or certified mail, return receipt requested, by any nationally known overnight delivery service, by courier, facsimile or in person. All notices shall be deemed to have been given forty-eight (48) hours following deposit in the United States Postal Service or upon delivery (as evidenced by a courier receipt or facsimile transmission confirmation) if sent by overnight delivery service, facsimile, courier or personally delivered. All notices shall be addressed to the party at the address below:

               To Seller:          Lowe Enterprises
                                   11777 San Vicente Blvd. #900
                                   Los Angeles, CA 90049
                                   Attn: Mr. Rick Newman
                                   Facsimile: (310) 207-1132

               with a copy to:     c/o AEW Capital Management, L.P.
                                   601 S. Figueroa Street, Suite 2150
                                   Los Angeles, CA 90017-3405
                                   Attn: Mr. Michael Pepper
                                   Facsimile: (213) 629-9160

           and with a copy to:     Heller, Ehrman, White & McAuliffe
                                   333 Bush Street
                                   San Francisco, California 94104
                                   Attn: Brian Smith, Esq.
                                   Facsimile: (415) 772-6268

               To Buyer:           Kilroy Realty L.P.
                                   2250 East Imperial Highway
                                   El Segundo, California 90245
                                   Attn: Mr. Jeffrey C. Hawken
                                   Facsimile: (310) 322-5981

               with a copy to:     Appel & Associates
                                   1875 Century Park East, Suite 700
                                   Los Angeles, CA 90067
                                   Attn: Brian J. Appel, Esq.
                                   Facsimile: (310) 785-1010

               To Escrow Holder:   Chicago Title Insurance Company
                                   700 South Flower Street, Suite 900
                                   Los Angeles, CA 90017
                                   Attn: Mr. Nate Clover
                                   Facsimile: (213) 488-4361

Any address or name specified above may be changed by notice given to the addressee by the other party in accordance with this Section 7. The inability to deliver because of a changed address of which no notice was given, or rejection or other refusal to accept any notice, shall be deemed to be the receipt of the notice as of the date of such inability to deliver or rejection or refusal to accept. Any notice to be given by any party hereto may be given by the counsel for such party.

          10.  Governing Law. This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of California.

          11.  Successors and Assigns. This Agreement shall inure to the benefit
               ----------------------
of and be binding upon the parties and their respective successors and assigns.

          12.  Attorneys' Fees. In the event any dispute between Buyer and
               ---------------
Seller should result in litigation, the prevailing party shall be reimbursed for all reasonable costs incurred in connection with such litigation, including, without limitation, reasonable attorneys' fees.

          13.  Miscellaneous.  This Agreement may be executed in two or more
               -------------
counterparts, each of which shall be a duplicate original and all of which shall constitute one and the same agreement. No amendment or modification of this Agreement shall be effective unless in writing and executed by each of the parties.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                                            BUYER:
SELLER:
                                            KILROY REALTY L.P., a Delaware
SANTA MONICA NUMBER SEVEN                   limited partnership
ASSOCIATES L.P., a Delaware limited
partnership

                                            By: Kilroy Realty Corporation,
By: COLORADO PHASE III, L.P.,a                  Maryland corporation
    California limited partnership              Its General Partner
      Its General Partner
                                                By:___________________________
      By:  COLORADO PHASE III,                  Name:_________________________
           INC., a California                   Title:________________________
           corporation
           Its General Partner
                                                By:___________________________
           By: ___________________              Name:_________________________
                                                Title:________________________
           Name:__________________

           Title:_________________

ESCROW HOLDER:

CHICAGO TITLE INSURANCE COMPANY

By: _______________________

Its:_______________________

                                   EXHIBIT J
                             FORM OF SONY ESTOPPEL

                             ESTOPPEL CERTIFICATE

TO:       KILROY REALTY, L.P.
          2250 East Imperial Highway
          El Segundo, CA 90245
          Attn; Mr. Jeffrey C. Hawken

LEASE: OFFICE LEASE by and between SANTA MONICA NUMBER SEVEN ASSOCIATES, L.P. ("Landlord") and SONY MUSIC ENTERTAINMENT INC.("Tenant") dated January 1, 1997 (the "Lease"), regarding the real property and improvements located at 2100 Colorado Avenue, Santa Monica, California (the "Premises")

     KILROY REALTY L.P., a Maryland limited partnership ("Purchaser") has entered into a purchase agreement with Landlord for the purchase of the real property and improvements located at 2100 Colorado Avenue, Santa Monica, California, along with the assignment of Landlord's leasehold interest in the Lease. In connection with the purchase and assignment, Tenant's certification to the terms and conditions of the Lease are necessary.


     The undersigned hereby certifies to Purchaser as follows, with the understanding that Purchaser has agrees to purchase the real property and improvements, which includes the Premises, and that Purchaser and Purchaser's lenders and successors and assigns will be relying on this certificate in connection with such purchase:

1. Attached to this certificate is a true, correct and complete copy of the Lease covering the Premises. The Lease is in full force and effect and has not been amended, modified or supplemented, and constitutes a legally enforceable and legally binding obligation of Tenant. The Lease represents the entire agreement between Tenant and Landlord with respect to the Premises.

2. The commencement date of the Lease was JANUARY 1, 1997 and the term will expire on DECEMBER 31, 2003. Tenant has TWo (2) options to extend the term of the Lease for an additional term of FIVE (5) YEARS each. Tenant does not have any other rights to renew or extend the term of the Lease.

3. The monthly rent, not including any additional rent, presently payable under the terms of the Lease is equal to one-twelfth (1/12) of the annual Base Rent as noted on the Base Rent Schedule attached hereto to this Estoppel Certificate. The monthly rent, not including any additional rent, has been paid through JUNE 30, 1997. No rent or other charges under the Lease have been paid for more than thirty (30) days in advance of its due date. Tenant has no right to any free rent, tenant improvement allowance or other concession (rental or otherwise) or similar compensation.

4. There has been no security deposit or any other deposit of funds held by Landlord under the terms of the Lease.

Estoppel Certificate
Page 2


5. The Landlord under the Lease is not in default of any provision under the Lease and no event has occurred which, with the passage of time or giving of notice or both, would constitute a default by the Landlord under the Lease. As of the date hereof, Tenant has no right of setoff or counterclaim against the Landlord under the Lease.

6. Tenant is obligated under the terms of the Lease to lease and pay for 230 reserved, subterranean parking spaces, and 45 uncovered, unreserved, surface parking spaces. Tenant is being provided 230 reserved, subterranean parking spaces in the parking garage. Tenant is presently paying One Hundred Twenty-Five Dollars ($125) per month for each subterranean parking space and Sixty Dollars ($60) per month for each surface parking space. Tenant has not presently exercised the option to lease an additional 38 uncovered, unreserved surface parking spaces.

7. This Estoppel Certificate may be relied upon by Purchaser and Purchaser's lenders, successors and assigns.

8. The provisions of this Estoppel Certificate shall be binding on the undersigned and its successors and assigns and shall inure to the benefit of the Purchaser and its successors and assigns.

     IN WITNESS WHEREOF, this Estoppel Certificate has been duly executed and delivered by the Tenant as of ________________ 1997.

     "Tenant"


SONY MUSIC ENTERTAINMENT INC.,
a Delaware corporation


By:_______________________
Name:_____________________
Title:____________________

By:_______________________
Name:_____________________
Title:____________________

Estoppel Certificate
Page 3

The Lease and the obligations of Tenant are guaranteed by SONY CORPORATION OF AMERICA ("Guarantor") for the benefit of the Landlord, its successors or assigns, pursuant to EXHIBIT C - GUARANTY OF LEASE by Guarantor dated January 1,
                     -----------------------------
1997 (the "Guaranty"). Guarantor has read the foregoing Estoppel Certificate and hereby certifies to Purchaser that (i) the foregoing information contained in this Estoppel Certificate is true, correct, and complete, (ii) a true, correct, and complete copy of the Guaranty is attached hereto, (iii) the Guaranty is in full force and effect, and (iv) further, that there are no defaults on behalf of the Landlord or defenses on the part of Guarantor that would affect the obligations of Guarantor under the Guaranty or the Lease.

Signed this __ day of _______________, 1997

        "Guarantor"

SONY CORPORATION OF AMERICA
a New York corporation


By: _________________________
Name:________________________
Title:_______________________

By: _________________________
Name:________________________
Title:_______________________

                                   EXHIBIT K
                     FORM OF DEVELOPMENT AGREEMENT ESTOPPEL

                              ESTOPPEL CERTIFICATE
                              --------------------

 TO:      Santa Monica Number Seven Associates, L.P.
          c/o Lowe Enterprises Commercial Group
          11777 San Vicente Boulevard
          Suite 900
          Los Angeles, CA 90049
          Attn: Richard G. Newman, Jr. ("Owner")
                                         -----

FROM:     City of Santa Monica ("City)
                                 ----
          1685 Main Street
          Santa Monica, CA 90401

          The undersigned understands that Owner is the fee owner of that certain real property known as the Sony Music Campus located within the City of Santa Monica and, more particularly, constituting a portion of the Real Property, as such term is defined in that certain Development Agreement dated as of December 16, 1987, by and between Owner, as successor-in-interest to SoPac Properties, Inc. (with respect to a portion of the Real Property described therein), and City (as amended and modified to date, the "Development
                                                          -----------
Agreement"). City hereby certifies the following information with respect to the
---------
Development Agreement:

          1. The Development Agreement is in full force and effect and constitutes a binding obligation of the parties.

          2. The Development Agreement has not been amended or modified, either orally or in writing, except by the following written amendments:

               a. Memorandum of Clarification dated as of December 16, 1987, between the City and SoPac Properties, Inc.

               b. Second Memorandum of Clarification dated as of December 16, 1987, between the City, and SoPac Properties, Inc. and SoPac Development Co.

               c. Amendment Number One to Development Agreement dated as of December 28, 1988, between the City and SoPac Properties, Inc., which was recorded in the Official Records of the County of Los Angeles on January 5, 1989 as Instrument Number 89-15234.

               d. Amendment Number Two to Development Agreement dated as of March 16, 1995, between the City and Arboretum Development Partners, L.P., which was recorded in the Official Records of the County of Los Angeles on April 11, 1995 as Instrument Number 95-504419.

          3. Owner is not in default in the performance of its obligations under the Development Agreement, except as described on Attachment "1" attached hereto and incorporated herein by this reference.

          4. City acknowledges that this Estoppel Certificate may be relied upon by Owner, by any transferee of Owner's interest in the Development Agreement, or any Mortgagee (as such term is defined in the Development Agreement).


          This Estoppel Certificate has been executed by the City as of ____________________________, 1997.

Approved as to form:               CITY OF SANTA MONICA, a Municipal corporation

____________________________       By:__________________________________________
City Attorney

                                   Attest:______________________________________

                                Attachment "1"

                         Nature and Amount of Default

                                   EXHIBIT L
                          FORM OF MTA LEASE ESTOPPEL

                         LESSOR'S ESTOPPEL CERTIFICATE

TO        KILROY REALTY L.P.
          2250 East Imperial Highway
          El Segundo, CA 90245
          Attn: Mr. Jeffrey C. Hawken

LEASE: Commercial Lease by and between METROPOLITAN TRANSIT AUTHORITY OF LOS ANGELES ("Lessor"), successor in interest to SOUTHERN PACIFIC TRANSPORTATION COMPANY and SANTA MONICA PLUMBER SEVEN ASSOCIATES ("Lessee"), successor in interest to PARKER MANUFACTURING COMPANY, dated March 12, 1979, as amended (the "Lease"), concerning that certain real property located in the City of Santa Monica, County of Los Angeles, California, as illustrated on Lessor's Los Angeles Division Drawing No. A-12498, Sheet 2, as revised September 21, 1978 (the "Premises").

     The undersigned, Lessor, hereby certifies to Purchaser as follows, with the understanding that Purchaser has agreed to purchase the leasehold interest as Lessee in the Lease, and that Purchaser and Purchaser's lenders and successors and assigns will be relying on this certificate in connection with such purchase:

1. Attached to this certificate is a true, correct and complete copy of the Lease covering the Premises. The Lease is in full force and effect and has not been amended, modified or supplemented, except as follows:

     ASSIGNMENT OF LEASE 187808, DATED FEBRUARY 11,1986; AND
     ASSIGNMENT DATED FEBRUARY 22, 1989,


and the Lessee under the Lease has no other obligations to or agreements with Lessor. True, correct and complete copies of such assignments are attached. The Lease and the foregoing documents represent the entire agreement between Lessor and Lessee with respect to the Premises.

2. Lessor is the successor in interest to the prior lessor, Southern Pacific Transportation Company. Lessor's interest in the Lease or the Premises has not been assigned, sublet, licensed, or hypothecated, and Lessor has not agreed to do any of the foregoing.

3. The commencement date of the Lease was JUNE l, 1979 and the term will expire on MAY 31. 2004. Lessee under the Lease has THREE (3) options to extend the term of the Lease for an additional term of FIVE (S) YEARS each.

4. The monthly rent presently payable under the terms of the Lease is S2,300.00. The

Estoppel Certificate
Page 2

monthly rent has been paid through JUNE 30, 1997, and is current The monthly rent shall increase to $2,990.00 per month commencing JUNE 1, 1999 through MAY 31, 2004. The rent during the option periods shall be the reasonable and fair rental value established bY the parties pursuant to the terms of the Lease.

5    The Lessee is not in, and the use of the Premises by Lessee does not constitute, a default of any provision under the Lease. No event has occurred which, with the passage of time or giving of notice or both, would constitute a default by Lessee under the Lease.

6. The provisions of this certificate shall be binding on the undersigned and its successors and assigns and shall inure to the benefit of Purchaser and its successors and assigns.

7. This certificate may be relied upon by Purchaser and Purchaser's lenders, successors and assigns.

     IN WITNESS WHEREOF, this certificate has been duly executed and delivered by the Lessor as of________ 1997.

              "Lessor"

METROPOLITAN TRANSIT AUTHORITY OF LOS ANGELES a municipal corporation

By:_____________________
Name:___________________
Title:__________________

By:_____________________
Name:___________________
Title:__________________

                                   EXHIBIT M
                          FORM OF THETFORD ASSIGNMENT

RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:


Appel & Associates
1875 Century Park East, Suite 700
Los Angeles, CA 90067

Attn: Brian J. Appel, Esq.

________________________________________________________________________________


                         ASSIGNMENT [OF] AND ASSUMPTION
                                         ---
                                      OF
                        WASTEWATER TREATMENT AGREEMENT


     THIS ASSIGNMENT AND ASSUMPTION OF WASTEWATER TREATMENT AGREEMENT (the "ASSIGNMENT") is entered into as of this _ day of_________, 1997, by and between SANTA MONICA NUMBER SEVEN ASSOCIATES, L.P., a Delaware limited partnership ("ASSIGNOR") and KILROY REALTY L.P., a Maryland limited partnership ("ASSIGNEE") with reference to the following facts:

1.   Recitals.
     ---------

     1.1 Assignor is the owner of that certain real property located in the City of Santa Monica, County of Los Angeles, State of California, as more fully described in EXHIBIT A, attached hereto, together with all buildings and other
             ---------
improvements thereon ("the PROPERTY"). The Property is being conveyed to Assignee pursuant to the terms and conditions of that certain Agreement for Purchase and Sale of 2100 Colorado Avenue, Santa Monica, California (the "PURCHASE AGREEMENT") by and between Assignor and Assignee.

     1.2 Assignor succeeded to the interest of Santa Monica Lowe partners, L.P., a Delaware limited partnership ("SMLP") in that certain Wastewater Treatment Agreement (the "Agreement") dated August 21, 1991 by and between SMLP and THETFORD SYSTEMS, INC., a Michigan corporation ("THETFORD"), a memorandum of which was recorded January 6, 1992 as Instrument No. 92-20062 in the official records of the Los Angeles County Recorder's Office. The Agreement provides for the construction, operation and maintenance of a wastewater treatment facility to be located on the adjoining Property by Thetford, and further, that Thetford would accept, treat, filter and recycle wastewater from the site for renewable four
(4) year terms.

     1.3 The Purchase Agreement contemplates that Assignor will assign its rights, obligations and interests in and to the Agreement to Assignee and that Assignee will assume Assignor's obligations thereunder.

     1.4 Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows.

2. The effective date of this Assignment shall be the date first above written.

3. Assignor is the successor in interest to SMLP, and Assignor has the proper authority, power and right to assign all of SMLP's interests in the Agreement to Assignee.

4. Assignor hereby assigns, transfers and conveys to Assignee all of its rights, obligations, and interests in and to the Agreement. Assignor hereby covenants and warrants to Assignee that Assignor shall remain liable for all of its obligations accruing prior to the effective date of this Assignment. Assignor shall indemnify and defend Assignee, and hold Assignee, its successor and assigns, harmless against any and all claims, demands, liabilities, costs, judgments, or expenses of any kind or nature arising out of any matter relating to the Agreement prior to the effective date of the Assignment hereof.

5. Assignee hereby acknowledges that the Assignment of the Agreement is subject to the terms, covenants, and conditions of the Purchase Agreement.

6. Assignee hereby accepts all of the rights, obligations, and interests of Assignor in the Agreement, and assumes all of Assignor's obligations arising from and after the effective date of this Assignment. Assignee specifically
                                                      ---------------------
assumes all of Assignor's obligations with respect to the cost of upgrading the
-------------------------------------------------------------------------------
wastewater treatment facility so that it is fully operational. Assignee shall
--------------------------------------------------------------
indemnify and defend Assignor, and hold Assignor harmless against any and all claims, demands, liabilities, costs, judgments, or expenses of any kind or nature arising out of any matter relating to the Agreement subsequent to the effective date of the Assignment hereof.

7. The provisions of this Assignment shall be binding upon and inure to the benefit of Assignor and Assignee, and their respective successors and permitted assigns.

8.   This Assignment may be executed in counterparts, all of which when taken
-    ------------------------------------------------------------------------
together shall
--------------

CONSTITUTE ONE AGREEMENT
------------------------

     IN WITNESS WHEREOF, the parties have executed this Assignment effective as of the date first above written.

"Assignor"

SANTA MONICA NUMBER SEVEN ASSOCIATES, L.P.
a Delaware Limited partnership

By: COLORADO PLACE PHASE III, L.p.,
    -------------------------------
    A CALIFORNIA LIMITED PARTNERSHIP
    -------------------------------
    ITS GENERAL PARTNER
    -------------------

    BY: COLORADO PLACE PHASE III, INC.,
    -----------------------------------
       A CALIFORNIA CORPORATION
-------------------------------
      ITS GENERAL PARTNER
-------------------------

    BY:
-----------------------------------
    PRINT NAME:
-----------------------------------
    ITS:
-----------------------------------

    BY:----------------------------
    PRINT NAME:--------------------
    ITS:---------------------------

"Assignee"

KILROY REALTY L.P.,
A DELAWARE LIMITED PARTNERSHIP

BY: KILROY REALTY CORPORATION.
-----------------------------
    A MARYLAND CORPORATION.
---------------------------
    ITS GENERAL PARTNER
-----------------------

        BY:
-----------------------------------
        PRINT NAME:
-----------------------------------
        ITS:
-----------------------------------

        BY:
-----------------------------------
        PRINT NAME:
-----------------------------------
        Its:
-----------------------------------

State of California
County of Los Angeles

     On__________ before me_______________________________), personally appeared______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

       WITNESS my hand and official seal.

     Signature__________________(Seal)




State of California
County of Los Angeles

     On__________________before me_________________________), personally appeared ________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s)) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s),acted, executed the instrument.

       WITNESS my hand and official seal.

     Signature__________________(Seal)

                             CONSENT TO ASSIGNMENT

The undersigned, THETFORD SYSTEMS. INC., hereby consents to the Assignment of the Wastewater Treatment Agreement from Assignor to Assignee, and Assignee being substituted as the facility user in the Agreement, subject to all of the terms, covenants and conditions as set forth in the Agreement.

THETFORD SYSTEMS, INC.,
a Michigan corporation


By:_______________________________
Name:_____________________________
Title:____________________________

By:_______________________________
Name:_____________________________
Title:____________________________



State of California
County of Los Angeles

     On_______________before me______________________), personally appeared
________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed thE instrument.

       WITNESS my hand and official seal.

     Signature___________________(Seal)

                                   EXHIBIT A
                                   ---------
                               LEGAL DESCRIPTION
                               -----------------